UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2020

Item 1. Report to Stockholders.

Annual Report

For the Year Ended March 31, 2020

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Osterweis Funds, call (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or oﬀer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete Fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

USD – United States Dollar

A Coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

Cash Flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Chicago Board Options Exchange (CBOE) Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility.

The 60/40 blend is composed of 60% S&P 500 Index and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index is the 1-3 Year segment of the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The ICE BofAML 3-Month Treasury Bill Index is a monthly-rebalanced index that consists of a single Treasury Bill issue that matures closest to, but not beyond, three months.

The above indices include the reinvestment of dividends and income and are not available for investment.

Credit spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ’AAA’, which is the highest grade, to ’D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ’Aaa’, which is the highest grade, to ’C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade. In limited situations when none of the rating agencies have issued a formal rating, the Adviser will classify the security as nonrated.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Osterweis Capital Management, or any of its products or services.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Earnings growth is not representative of the Funds’ future performance.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [45358]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	23
Fund Overview	24
Schedule of Investments	25
Osterweis Total Return Fund
Portfolio Managers’ Review	27
Fund Overview	28
Schedule of Investments	29
Financial Statements
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets
Osterweis Fund	36
Osterweis Strategic Income Fund	37
Osterweis Strategic Investment Fund	38
Osterweis Emerging Opportunity Fund	39
Osterweis Total Return Fund	40
Financial Highlights
Osterweis Fund	41
Osterweis Strategic Income Fund	42
Osterweis Strategic Investment Fund	43
Osterweis Emerging Opportunity Fund	44
Osterweis Total Return Fund	45
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	58
Expense Examples	59
Trustees and Executive Officers	60
Additional Information	63
Privacy Notice	65

Letter from the Chief Investment Officers

May 11, 2020

Rarely has stock market performance reversed so quickly than what was observed in the first quarter of this year. Following a 30% gain for the S&P 500 in 2019 and a strong start to 2020, sentiment changed almost overnight as investors began to digest the magnitude of the coronavirus pandemic.

Peak-to-trough, the S&P 500 fell 34% in about a month, which was the fastest ever time to a 30% or greater market correction, according to BofA Global Research. Volatility was also historically high. During the Great Financial Crisis, the CBOE Volatility Index (VIX) took about 100 days to rise from 20, the start of elevated volatility, to 80, its peak. In the February-March selloff, a similar rise took only 15 days.

While there is little doubt the economy will struggle in the near term, the big question, and one that only time will answer, is whether the current market disruption will be sharp but short, or sharp and protracted?

Regardless of the length of the slowdown, we believe strong companies will come out of this period stronger and weak firms will struggle. In the Osterweis Fund, we have sold companies with high leverage and that face a higher risk of experiencing an L-shaped recovery relative to the broader economy. In their stead we have purchased leading companies that are likely to accelerate their market share gains, have measurable moats around their business, are well capitalized, and are more likely to experience U- or even V-shaped recoveries relative to the overall economy. In the Emerging Opportunity Fund we remain focused on technology and health care firms, and we are closely monitoring the secular growth trends that develop as society adapts to the “new normal.”

In the Strategic Income Fund, the market volatility has created an opportunity to deploy some of our cash reserves and invest at unusually attractive yields. During the selloff, bonds from issuers on our watchlist that were previously too dear became available at significantly reduced prices. We have also been extending the duration of the portfolio to lock in higher returns for the next several years. In the Total Return Fund we expect volatility to persist and will actively pursue those parts of the investment grade market that offer the most value. To the extent that markets are liquid and available for trading, we look to take advantage of this volatility to add returns to the portfolio.

The Strategic Investment Fund, which combines our investment strategies, is 63% equities, 32% fixed income, and 5% cash.

If you are not currently receiving our quarterly shareholder letters by email and would like to, please email contact@osterweis.com or call (800) 700-3316.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return

____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

For a listing of securities held in the Funds, see the Schedules of Investments.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2019 to March 31, 2020 the Osterweis Fund (the “Fund”) generated a total return of -2.88% versus -6.98% for the S&P 500 Index (the “S&P 500”). (Please see standardized performance in the table following this review.)

Market Review

The biggest event of the past year was (and still is) the global spread of the coronavirus (COVID-19), which caused major disruptions to the economy and sent shockwaves through the equity markets last quarter. Peak to trough, the S&P 500 fell 34% during the selloff, which was the fastest time to a 30% or greater market correction in history. Stocks recovered some of their losses later in the quarter as the Federal government announced a comprehensive set of fiscal and monetary relief programs. Prior to the coronavirus correction, the previous three quarters were a favorable stretch for the equity markets, buoyed by three rate cuts from the Federal Reserve. From April 1, 2019 to December 31, 2019, the S&P 500 returned 16%.

Portfolio Review

For the twelve-month period ending March 31, 2020 the Fund outperformed the S&P 500. Security selection drove the portfolio’s outperformance during the period. Our holdings across multiple sectors, including real estate, financials, information technology, communication services, utilities, and consumer discretionary beat their counterparts in the S&P 500. Our worst performing sector, energy, lagged the index on a relative basis but was additive to performance because we were underweight the benchmark.

We believe our strong results were largely due to our focus on industry leading companies with both accelerating earnings and cash flow growth. We have been buying structurally advantaged companies with a sustainable competitive position that are also experiencing strong secular tailwinds. At the same time, we have been disciplined about valuation and have been cautious with our entry/exit points.

The laggards in the Fund were concentrated primarily in three sectors: industrials, consumer staples, and health care, each of which underperformed on both a relative and absolute basis. Our cash holding modestly boosted our returns, rising from 3% at the beginning of the period to 5% at the end.

Outlook & Portfolio Positioning

While we are confident we will get through this challenging period, it is still too early to know how long the slowdown will last or the shape of the recovery. Given this uncertainty, we remain focused on market leading companies with clear competitive advantages.  We believe these firms are in a better position to weather the downturn and we expect them to emerge with accelerating market share gains.

We have repositioned the portfolio to reduce our exposure to firms we believe are most at risk and increased our exposure to companies that are more durable and insulated. Specifically, we have sold companies that have high leverage, are potentially exposed to dilutive capital raises and government bailouts, and face higher risk of experiencing an L-shaped recovery in their business. In their stead we have purchased leading companies at what appear to be  generationally low prices that are likely to accelerate their market share gains, have measurable moats around their business, are well capitalized, and are more likely to experience U- or even V-shaped recoveries. While we do not know exactly when normalized earnings will resume, when they do we expect share prices will appreciate materially.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2020

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	-2.88%	4.17%	2.21%	6.83%	5.87%	9.52%
S&P 500 Index	-6.98	5.10	6.73	10.53	7.58	8.84
Gross/Net Expense Ratio as of 03/31/2019: 1.18%/0.96% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	5.9%
Microsoft Corp.	5.9
Charter Communications, Inc. – Class A	4.6
Digital Realty Trust, Inc.	4.5
Danaher Corp.	4.0
NextEra Energy, Inc.	3.6
Visa, Inc. – Class A	3.6
Waste Connections, Inc.	3.3
Advanced Micro Devices, Inc.	3.2
Dollar General Corp.	3.0
Total	41.6%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2020

Shares		Value
Common Stocks: 93.4%

Aerospace & Defense: 2.7%
16,360	L3Harris Technologies, Inc.	$2,946,763

Banks: 1.0%
13,230	First Republic Bank	1,088,564

Chemicals: 1.2%
6,905	Air Products & Chemicals, Inc.	1,378,307

Commercial Services & Supplies: 3.3%
46,990	Waste Connections, Inc.	3,641,725

Diversified Financial Services: 2.6%
15,565	Berkshire Hathaway, Inc. – Class B [1]	2,845,749

Electric Utilities: 3.6%
16,605	NextEra Energy, Inc.	3,995,495

Equity Real Estate Investment Trusts – REITS: 7.0%
19,795	Crown Castle International Corp.	2,858,398
35,600	Digital Realty Trust, Inc.	4,945,196
		7,803,594
Food & Staples Retailing: 1.6%
38,505	Sysco Corp.	1,756,983

Health Care Equipment & Supplies: 10.4%
11,350	Becton Dickinson and Co.	2,607,889
32,195	Danaher Corp.	4,456,110
57,270	Hologic, Inc. [1]	2,010,177
8,495	Teleflex, Inc.	2,487,846
		11,562,022
Insurance: 2.9%
44,345	The Progressive Corp.	3,274,435

Interactive Media & Services: 5.9%
5,649	Alphabet, Inc. – Class C [1]	6,568,714

IT Services: 3.6%
24,600	Visa, Inc. – Class A	3,963,552

Machinery: 1.6%
61,260	Pentair PLC	1,823,098

Media: 4.6%
11,595	Charter Communications, Inc. –
	Class A [1]	5,059,014

Multiline Retail: 3.0%
22,010	Dollar General Corp.	3,323,730

Pharmaceuticals: 7.1%
24,265	Johnson & Johnson	3,181,870
85,940	Nektar Therapeutics [1]	1,534,029
38,545	Novartis AG – ADR	3,178,035
		7,893,934
Professional Services: 2.6%
48,450	IHS Markit Ltd.	2,907,000

Road & Rail: 3.7%
19,575	Old Dominion Freight Line, Inc.	2,569,415
10,875	Union Pacific Corp.	1,533,810
		4,103,225
Semiconductors & Semiconductor Equipment: 9.8%
77,740	Advanced Micro Devices, Inc. [1]	3,535,615
54,810	Applied Materials, Inc.	2,511,394
57,215	Micron Technology, Inc. [1]	2,406,463
14,275	Monolithic Power Systems, Inc.	2,390,492
		10,843,964
Software: 12.4%
209,795	FireEye, Inc. [1]	2,219,631
41,410	Microsoft Corp.	6,530,771
18,295	Synopsys, Inc. [1]	2,356,213
40,480	Zendesk, Inc. [1]	2,591,125
		13,697,740
Specialty Retail: 2.8%
5,740	The Home Depot, Inc.	1,071,716
23,455	Ross Stores, Inc.	2,039,881
		3,111,597
Total Common Stocks
(Cost $79,245,453)		103,589,205

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount	Value
Bonds: 1.8%
Corporate Bonds: 1.8%

Food Products: 1.8%
Tyson Foods, Inc.
$2,000,000	2.146% (3 Month LIBOR
USD + 0.450%), 08/21/2020 [2]	$1,995,843

Total Corporate Bonds
(Cost $2,000,069)	1,995,843

Total Bonds
(Cost $2,000,069)	1,995,843

Shares
Short-Term Investments: 4.8%

Money Market Funds: 4.8%
5,283,665	Federated U.S. Treasury
Cash Reserves – Class I, 0.455% [3]	5,283,665

Total Money Market Funds
(Cost $5,283,665)	5,283,665

Total Short-Term Investments
(Cost $5,283,665)	5,283,665

Total Investments in Securities: 100.0%
(Cost $86,529,187)	110,868,713
Liabilities in Excess of Other Assets: (0.0)% [4]	(25,319)
Total Net Assets: 100.0%	$110,843,394

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Non-income producing security.
[2]	Variable rate security; rate shown is the rate in effect on March 31, 2020.
[3]	Annualized seven-day effective yield as of March 31, 2020.
[4]	Does not round to 0.01% or (0.01)% of net assets, if applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2020, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of -5.63%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 8.93% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 7.15% over the same period1.

Market Review

The biggest event of the past 12 months was (and continues to be) the spread of the coronavirus (COVID-19). (COVID-19) wreaked havoc on both the economy and the financial markets last quarter, and high yield fixed income was hit particularly hard. The Federal Reserve introduced multiple programs to ease the pressure in the bond markets, but most of their buying was focused on the investment grade sector. With only a partial backstop available, concerns about both liquidity and credit risk caused high yield prices to tumble and spreads to widen significantly. At the same time, investors flocked into Treasuries in a classic flight-to-quality, causing yields on the 10-year to fall 122 basis points during the quarter. The combination of a massive Treasury rally and strong support from the Fed pushed investment grade bonds higher for the quarter and created a stark contrast with the performance of high yield. In the previous three fiscal quarters, high yield had performed well, as markets were generally bullish and the Fed cut rates three times during the period.

Portfolio Review

During the first fiscal quarter, the Fund underperformed the BC Univ due to our defensive duration management. However, our sector allocation and issue selection were positive contributors to the Fund’s relative performance, offsetting some of the shortfall versus the benchmark.

During the second fiscal quarter, the Fund again underperformed the BC Univ, also primarily due to our defensive duration management. We maintained a large cash buffer and focused on shorter-term securities as we were reluctant to extend our maturity profile in a low yield environment. However, the yield curve flattened during the period, and longer-term bonds generally fared better than shorter-term issues.

During the third fiscal quarter, the Fund outpaced the BC Univ, driven primarily by beneficial sector allocation. The Fund has a substantial overweight to high yield versus the benchmark, and high yield significantly outperformed the other sectors in the index during the period. The Fund’s duration management was also modestly additive to performance but was offset somewhat by issue selection.

During the fourth fiscal quarter, the Fund underperformed the BC Univ primarily due to sector allocation. Our substantial overweight to high yield worked against us during the quarter, as it significantly underperformed other sectors in the index. Issue selection and duration management also detracted somewhat from performance during the period.

Outlook & Portfolio Positioning

Our cautious approach of keeping a short maturity profile and a large cash position during the past few years has paid dividends in this downturn (although we still have taken some unrealized mark-to-market losses), as we were able to acquire high quality bonds at substantial discounts during the worst of the selloff. In addition, we were able purchase long term issues that allowed us to lock in elevated returns for the next several years, which is a welcome development given that we anticipate yields to remain low for the foreseeable future.

Although we do not yet know when the current pandemic will end or how quickly the economy will recover, we do know that at some point it will give way to economic normalization, and we are looking for great companies that will not only survive but rebuild quickly.

____________________

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2020

						Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	-5.63%	0.46%	2.11%	3.99%	5.07%	5.84%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93	4.82	3.36	3.88	4.40	4.39
Gross Expense Ratio as of 03/31/2019: 0.85% 1
[1]	As of the most recent Prospectus dated June 28, 2019. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Debt Holdings (% of Net Assets)
XPO Logistics, Inc., 6.500%	3.0%
Consolidated Energy Finance SA, 4.491%	2.5
Unisys Corp., 10.750%	2.3
DISH DBS Corp., 5.125%	2.2
Avation Capital SA, 6.500%	2.1
Michael Baker International LLC, 8.750%	1.9
Century Aluminum Co., 7.500%	1.9
KeHE Distributors LLC /
KeHE Finance Corp., 8.625%	1.7
Resolute Forest Products, Inc., 5.875%	1.7
American Airlines 2012-2 Class C
Pass Through Trust, 4.700%	1.7
Total	21.0%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2020

Shares		Value
Common Stocks: 2.3%

Food & Staples Retailing: 1.5%
1,836,308	Southeastern Grocers, Inc. [1,2,5]	$60,598,164
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,5,7]	46,248
		60,644,412
Metals & Mining: 0.8%
823	Real Alloy Holding, Inc. [1,2,5]	32,902,800

Total Common Stocks
(Cost $146,373,981)		93,547,212

Convertible Preferred Stocks: 1.5%

Commercial Services & Supplies: 0.4%
390,000	GFL Environmental, Inc., 6.000%	17,858,100

Road & Rail: 1.1%
490,000	Daseke, Inc., 7.625% [5]	42,510,494

Total Convertible Preferred Stocks
(Cost $68,500,000)		60,368,594

Principal
Amount
Bonds: 89.1%
Corporate Bonds: 79.8%

Aerospace & Defense: 2.6%
	ADS Tactical, Inc.
$64,549,000	9.000%, 07/31/2023 [1,5]	54,086,769
	Spirit AeroSystems, Inc.
53,276,000	1.541% (3 Month LIBOR
	USD + 0.800%), 06/15/2021 [3]	50,730,353
		104,817,122
Air Freight & Logistics: 3.4%
	Cargo Aircraft Management, Inc.
17,000,000	4.750%, 02/01/2028	15,895,000
	XPO Logistics, Inc.
117,774,000	6.500%, 06/15/2022	118,697,348
		134,592,348
Airlines: 2.8%
	American Airlines 2012-2
	Class C Pass Through Trust
75,500,000	4.700%, 06/03/2021 [1]	67,195,000
	United Airlines Holdings, Inc.
17,000,000	6.000%, 12/01/2020	16,467,900
26,346,000	4.250%, 10/01/2022	24,134,253
3,000,000	5.000%, 02/01/2024	2,632,500
		110,429,653
Auto Components: 1.5%
	American Axle &
	Manufacturing, Inc.
47,254,000	6.625%, 10/15/2022	39,619,455
4,900,000	6.250%, 04/01/2025	4,079,250
16,600,000	6.250%, 03/15/2026	12,923,805
	The Goodyear Tire & Rubber Co.
3,000,000	5.000%, 05/31/2026	2,784,150
1,000,000	4.875%, 03/15/2027	923,050
		60,329,710
Automobiles: 2.2%
	Ford Motor Credit Co LLC
10,000,000	4.687%, 06/09/2025	8,950,000
	Harley-Davidson Financial
	Services, Inc.
24,000,000	2.196% (3 Month LIBOR
	USD + 0.500%), 05/21/2020 [3]	23,920,823
	Volkswagen Group of
	America Finance LLC
20,000,000	2.477% (3 Month LIBOR
	USD + 0.770%), 11/13/2020 [3]	19,749,532
34,000,000	2.653% (3 Month LIBOR
	USD + 0.940%), 11/12/2021 [3]	33,281,249
		85,901,604
Beverages: 0.7%
	Beverages & More, Inc.
27,700,000	11.500%, 06/15/2022	14,265,500
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025	13,716,383
		27,981,883
Building Products: 3.8%
	Builders FirstSource, Inc.
6,750,000	6.750%, 06/01/2027	6,672,662
5,000,000	5.000%, 03/01/2030	4,528,125
	Griffon Corp.
19,688,000	5.250%, 03/01/2022	18,457,086
40,000,000	5.750%, 03/01/2028	37,825,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Building Products: 3.8% (Continued)
	Patrick Industries, Inc.
$39,500,000	7.500%, 10/15/2027	$39,047,429
	PGT Innovations, Inc.
46,405,000	6.750%, 08/01/2026	44,829,202
		151,359,504
Capital Markets: 2.1%
	Donnelley Financial Solutions, Inc.
37,227,000	8.250%, 10/15/2024	35,318,930
	Oppenheimer Holdings, Inc.
49,812,000	6.750%, 07/01/2022	47,072,340
		82,391,270
Chemicals: 3.7%
	Consolidated Energy Finance SA
103,840,000	4.491% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	100,826,640
34,500,000	6.875%, 06/15/2025 [3]	30,100,215
	Olin Corp.
19,296,000	5.625%, 08/01/2029	17,864,237
		148,791,092
Commercial Services & Supplies: 4.3%
	GFL Environmental, Inc.
25,342,000	5.625%, 05/01/2022	25,777,528
14,700,000	5.125%, 12/15/2026	14,442,750
16,186,000	8.500%, 05/01/2027	16,351,906
	Quad/Graphics, Inc.
48,223,000	7.000%, 05/01/2022	40,190,784
	R.R. Donnelley & Sons Co.
11,375,000	7.875%, 03/15/2021	11,616,150
22,311,000	8.875%, 04/15/2021	22,199,445
12,428,000	7.000%, 02/15/2022	12,284,283
15,700,000	6.500%, 11/15/2023	15,837,296
	Vericast Corp.
14,728,000	8.375%, 08/15/2022	11,483,216
		170,183,358
Computers & Peripherals: 1.7%
	Dell International LLC / EMC Corp.
25,993,000	5.875%, 06/15/2021	26,122,965
	EMC Corp.
8,369,000	2.650%, 06/01/2020	8,352,681
	NCR Corp.
34,425,000	5.750%, 09/01/2027	31,566,606
		66,042,252
Construction & Engineering: 2.8%
	Michael Baker International LLC
79,000,000	8.750%, 03/01/2023	77,617,500
	Tutor Perini Corp.
42,144,000	6.875%, 05/01/2025	35,295,600
		112,913,100
Construction Materials: 0.4%
	Vulcan Materials Co.
15,185,000	1.341% (3 Month LIBOR
	USD + 0.600%), 06/15/2020 [3]	15,065,775

Consumer Finance: 1.8%
	American Express Co.
39,000,000	2.217% (3 Month LIBOR
	USD + 0.525%), 05/17/2021 [3]	37,949,451
	Enova International, Inc.
40,000,000	8.500%, 09/01/2024	35,149,800
		73,099,251
Distributors: 0.3%
	American Builders &
	Contractors Supply Co., Inc.
12,135,000	4.000%, 01/15/2028 [3]	11,110,199

Diversified Financial Services: 1.0%
	Aviation Capital Group LLC
30,000,000	2.530% (3 Month LIBOR
	USD + 0.950%), 06/01/2021 [3]	28,647,928
14,420,000	2.440% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [3]	13,638,537
		42,286,465
Diversified Telecommunication Services: 0.6%
	CenturyLink, Inc.
24,761,000	5.625%, 04/01/2020	24,761,000

Electrical Equipment: 1.3%
	Power Solutions International, Inc.
53,000,000	7.500%, 06/30/2020 [5]	53,233,200

Equity Real Estate Investment Trusts – REITS: 1.3%
	HAT Holdings I LLC /
	HAT Holdings II LLC
21,565,000	5.250%, 07/15/2024	20,837,289
	Iron Mountain, Inc.
4,350,000	4.375%, 06/01/2021	4,335,863
	SL Green Operating Partnership L.P.
28,000,000	2.672% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	27,255,278
		52,428,430

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Food & Staples Retailing: 1.8%
	KeHE Distributors LLC /
	KeHE Finance Corp.
$69,250,000	8.625%, 10/15/2026	$69,985,781

Food Products: 0.1%
	Conagra Brands, Inc.
4,728,000	2.552% (3 Month LIBOR
	USD + 0.750%), 10/22/2020 [3]	4,678,387

Health Care Providers & Services: 3.3%
	Centene Corp.
63,286,000	4.750%, 05/15/2022	63,940,377
	Cigna Corp.
58,500,000	1.493% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [3]	56,175,227
	Radiology Partners, Inc.
15,250,000	9.250%, 02/01/2028	13,317,052
		133,432,656
Hotels, Restaurants & Leisure: 0.7%
	International Game Technology
12,643,000	5.500%, 06/15/2020	12,390,140
	NCL Corp. Ltd.
15,510,000	3.625%, 12/15/2024	10,008,603
	Six Flags Entertainment Corp.
4,400,000	4.875%, 07/31/2024	3,756,522
		26,155,265
Household Durables: 2.3%
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028	6,487,037
	Mattamy Group Corp.
24,500,000	5.250%, 12/15/2027	22,968,750
	The New Home Co., Inc.
64,959,000	7.250%, 04/01/2022	55,763,144
	Taylor Morrison Communities, Inc.
9,500,000	5.750%, 01/15/2028	8,563,846
		93,782,777
Industrial Conglomerates: 1.5%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
59,982,000	6.250%, 02/01/2022	60,452,259

IT Services: 2.3%
	Unisys Corp.
85,280,000	10.750%, 04/15/2022	90,050,222

Life Sciences Tools & Services: 1.2%
	Avantor, Inc.
44,870,000	9.000%, 10/01/2025	47,515,311

Machinery: 3.7%
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025	53,890,009
	Wabash National Corp.
21,950,000	5.500%, 10/01/2025	17,642,203
	Welbilt, Inc.
55,002,000	9.500%, 02/15/2024	47,232,692
	Westinghouse Air Brake
	Technologies Corp.
29,350,000	2.041% (3 Month LIBOR
	USD + 1.300%), 09/15/2021 [3]	28,496,876
		147,261,780
Media: 3.1%
	DISH DBS Corp.
89,747,000	5.125%, 05/01/2020	89,370,511
	Meredith Corp.
38,400,000	6.875%, 02/01/2026	33,955,872
		123,326,383
Metals & Mining: 4.4%
	Century Aluminum Co.
83,856,000	7.500%, 06/01/2021	77,248,147
	Coeur Mining, Inc.
55,322,000	5.875%, 06/01/2024	50,273,591
	Hecla Mining Co.
40,000,000	7.250%, 02/15/2028	35,520,000
	Real Alloy Holding, Inc.
13,876,553	11.450%, (3 Month LIBOR
	USD + 10.000%) Cash or
	13.540% (3 Month LIBOR
	USD + 12.000%) PIK,
	05/31/2023 [1,3,5]	13,876,553
		176,918,291
Mortgage Real Estate
Investment Trusts – REITS: 0.8%
	Starwood Property Trust, Inc.
34,753,000	3.625%, 02/01/2021	32,799,881

Oil, Gas & Consumable Fuels: 3.5%
	Aker BP ASA
27,750,000	4.750%, 06/15/2024	23,343,740
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
8,834,000	7.750%, 04/15/2023	6,172,713
28,500,000	11.000%, 04/15/2025	20,742,870
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
54,500,000	7.750%, 02/01/2028	38,147,275

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 3.5% (Continued)
	Global Partners L.P. /
	GLP Finance Corp.
$16,500,000	7.000%, 08/01/2027	$12,515,951
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
41,015,000	7.500%, 11/01/2023	14,559,095
7,900,000	6.125%, 03/01/2025	2,755,085
19,067,000	7.500%, 04/15/2026 [5]	6,633,076
	Occidental Petroleum Corp.
10,000,000	2.684% (3 Month LIBOR
	USD + 0.950%), 02/08/2021 [3]	7,925,775
11,000,000	2.957% (3 Month LIBOR
	USD + 1.250%), 08/13/2021 [3]	8,252,977
		141,048,557
Paper & Forest Products: 1.7%
	Resolute Forest Products, Inc.
79,028,000	5.875%, 05/15/2023	67,864,900

Pharmaceuticals: 1.1%
	Bayer U.S. Finance II LLC
44,975,000	1.846% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	44,641,572

Professional Services: 0.2%
	Korn Ferry
9,600,000	4.625%, 12/15/2027	8,412,000

Specialty Retail: 4.0%
	Caleres, Inc.
72,713,000	6.250%, 08/15/2023	65,805,265
	KGA Escrow LLC
63,500,000	7.500%, 08/15/2023	58,340,308
	Penske Automotive Group, Inc.
24,249,000	3.750%, 08/15/2020	23,792,209
2,000,000	5.375%, 12/01/2024	1,664,910
13,170,000	5.500%, 05/15/2026	12,086,768
		161,689,460
Textiles, Apparel & Luxury Goods: 0.4%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
19,350,000	7.500%, 05/01/2025	11,295,466
	The William Carter Co.
3,000,000	5.625%, 03/15/2027	2,923,402
		14,218,868
Thrifts & Mortgage Finance: 1.2%
	Nationstar Mortgage Holdings, Inc.
46,985,000	8.125%, 07/15/2023	46,235,824
3,250,000	6.000%, 01/15/2027	2,780,782
		49,016,606
Trading Companies & Distributors: 3.5%
	Avation Capital SA
91,500,000	6.500%, 05/15/2021	84,061,050
	Fly Leasing Ltd.
49,175,000	6.375%, 10/15/2021	47,238,734
	Herc Holdings, Inc.
9,500,000	5.500%, 07/15/2027	8,906,963
		140,206,747
Transportation Infrastructure: 0.7%
	Signature Aviation US Holdings, Inc.
29,500,000	4.000%, 03/01/2028	26,796,325

Total Corporate Bonds
(Cost $3,484,322,484)		3,187,971,244

Convertible Bonds: 8.9%

Auto Components: 0.7%
	Horizon Global Corp.
33,537,000	2.750%, 07/01/2022	26,285,623

Building Products: 0.1%
	Patrick Industries, Inc.
2,900,000	1.000%, 02/01/2023	2,293,027

Construction & Engineering: 0.8%
	Dycom Industries, Inc.
14,250,000	0.750%, 09/15/2021	12,094,688
	Tutor Perini Corp.
20,590,000	2.875%, 06/15/2021	19,032,839
		31,127,527
Consumer Finance: 0.2%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	7,314,910

Electronic Equipment,
Instruments & Components: 0.4%
	OSI Systems, Inc.
19,300,000	1.250%, 09/01/2022	17,889,170

Energy Equipment & Services: 0.4%
	Newpark Resources, Inc.
23,750,000	4.000%, 12/01/2021	17,696,448

Entertainment: 0.3%
	Live Nation Entertainment, Inc.
12,580,000	2.000%, 02/15/2025	10,055,200

Equity Real Estate Investment Trusts – REITS: 0.2%
	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.
8,912,000	4.125%, 09/01/2022	8,478,233

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Health Care Equipment & Supplies: 0.5%
	CONMED Corp.
$8,755,000	2.625%, 02/01/2024	$8,147,955
	Integra LifeSciences Holdings Corp.
13,000,000	0.500%, 08/15/2025	11,551,567
		19,699,522
Health Care Technology: 1.6%
	Allscripts Healthcare Solutions, Inc.
57,642,000	1.250%, 07/01/2020	55,525,043
	Tabula Rasa HealthCare, Inc.
8,400,000	1.750%, 02/15/2026	8,237,250
		63,762,293
Internet & Direct Marketing Retail: 0.6%
	Etsy, Inc.
27,000,000	0.125%, 10/01/2026	22,359,672

IT Services: 0.6%
	Euronet Worldwide, Inc.
8,680,000	0.750%, 03/15/2049	7,925,925
	Square, Inc.
9,750,000	0.500%, 05/15/2023	10,101,066
	Unisys Corp.
5,126,000	5.500%, 03/01/2021	7,247,651
		25,274,642
Machinery: 0.2%
	Chart Industries, Inc.
11,977,000	1.000%, 11/15/2024	9,420,194

Pharmaceuticals: 0.0% [8]
	Jazz Investments I Ltd.
1,000,000	1.500%, 08/15/2024	877,973

Semiconductors & Semiconductor Equipment: 0.6%
	Cree, Inc.
20,379,000	0.875%, 09/01/2023	18,670,044
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	4,850,170
		23,520,214
Software: 1.4%
	Altair Engineering, Inc.
8,190,000	0.250%, 06/01/2024	7,132,456
	BlackBerry Ltd.
21,250,000	3.750%, 11/13/2020	20,160,938
	FireEye, Inc.
30,809,000	1.000%, 06/01/2035	30,215,513
		57,508,907
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	12,716,580

Total Convertible Bonds
(Cost $387,657,145)		356,280,135

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Dates
	06/10/2016, 09/19/2016) [1,5,6]	14,488,745

Total Private Mortgage Backed Obligations
(Cost $21,807,000)		14,488,745

Total Bonds
(Cost $3,893,786,629)		3,558,740,124

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2020 (Continued)

Shares		Value
Short-Term Investments: 5.2%

Money Market Funds: 5.2%
103,049,050	Federated U.S. Treasury Cash
	Reserves – Class I, 0.455% [4]	$103,049,050
103,049,049	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 0.429% [4]	103,049,049
		206,098,099
Total Money Market Funds
(Cost $206,098,099)		206,098,099

Total Short-Term Investments
(Cost $206,098,099)		206,098,099

Total Investments in Securities: 98.1%
(Cost $4,314,758,709)		3,918,754,029
Other Assets in Excess of Liabilities: 1.9%		76,851,875
Total Net Assets: 100.0%		$3,995,605,904

LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (See Note 2.A.).
[2]	Non-income producing security.
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2020.
[4]	Annualized seven-day effective yield as of March 31, 2020.
[5]	All or a portion of this security is considered illiquid. As of March 31, 2020, the value of illiquid securities was $278,376,049, or 7.0% of net assets (See Note 2.K.).
[6]	Security considered restricted. As of March 31, 2020, the value of the security was $14,488,745 or 0.4% of net assets.
[7]	Not a readily marketable security.
[8]	Does not round to 0.01% or (0.01)% of net assets, if applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of -5.67% for the twelve-month period ending March 31, 2020, underperforming its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned -0.39% over the same period. (Please see standardized performance in the table following this review.) The Fund also underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned -1.11% over the same period.1

Market Review

The biggest event of the past year was (and still is) the global spread of the coronavirus (COVID-19), which caused major disruptions to the economy and sent shockwaves through both the stock and bond markets last quarter.

On the equity side, peak to trough, the S&P 500 fell 34% during the selloff, which was the fastest time to a 30% or greater market correction in history. Stocks recovered some of their losses later in the quarter as the Federal government announced an expansive set of fiscal and monetary relief programs. Prior to the coronavirus correction, the previous three quarters were a favorable stretch for the equity markets, buoyed by three rate cuts from the Federal Reserve. From April 1, 2019 to December 31, 2019, the S&P 500 returned 16%.

In fixed income, high yield bonds were hit particularly hard during the coronavirus selloff. In April the Federal Reserve (Fed) announced a new round of quantitative easing, but most of their buying was focused on the investment grade sector. With only a partial backstop available, concerns about both liquidity and credit risk caused high yield prices to tumble and spreads to widen significantly. At the same time, investors flocked into Treasuries in a classic flight-to-quality, causing yields on the 10-year to fall 122 basis points during the quarter. The combination of a massive Treasury rally and strong support from the (Fed) pushed investment grade bonds higher for the quarter and created a stark contrast with the performance of high yield. In the previous three fiscal quarters, high yield had performed well, as it benefitted from the (Fed) rate cuts and a benign credit cycle.

Portfolio Review

During the twelve-month period, on average 64% of the Fund was allocated to equities, 32% to fixed income, and the rest to cash. Our fixed income allocation was consistent during the period, but our equity allocation varied a bit, starting at 66% and dipping as low as 56% before ending the fiscal year at 63%.

Equities

Security selection drove the equity portfolio’s outperformance during the period. Our holdings across multiple sectors, including financials, real estate, utilities, communications services, energy, consumer discretionary, and information technology beat their counterparts in the S&P 500. Real estate, utilities, communications services, and IT also delivered positive absolute returns.

The laggards in the Fund were concentrated in three sectors: heath care, industrials, and consumer staples. They each underperformed the index and delivered negative absolute returns.

Fixed Income

For the twelve months ending March 31, 2020, sector allocation, security selection, and duration management detracted from the Fund’s fixed income performance versus the BC Univ, and our overall return lagged this index during the period.

The Fund had a substantial overweight to high yield versus the fixed income benchmark, and high yield fared poorly during the past fiscal year, particularly during the final quarter.

____________________

1	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Our defensive duration management also impacted our performance, as interest rates fell during the period. We maintained a large cash buffer and focused on shorter-term securities as we were reluctant to extend our maturity profile in a low yield environment.

Outlook & Portfolio Positioning

While we are confident we will get through this challenging period, it is still too early to know how long the slowdown will last or the shape of the recovery. Given this uncertainty, we remain focused on market leading companies with clear competitive advantages. We believe these firms are in a better position to weather the downturn and we expect them to emerge with accelerating market share gains.

We have repositioned the portfolio to reduce our exposure to firms we believe are most at risk and increased our exposure to companies that are more durable and insulated. Specifically, we have sold companies that have high leverage, are potentially exposed to dilutive capital raises and government bailouts, and face higher risk of experiencing an L-shaped recovery in their business. In their stead we have purchased leading companies at what appear to be generationally low prices that are likely to accelerate their market share gains, have measurable moats around their business, are well capitalized, and are more likely to experience U- or even V-shaped recoveries. While we do not know exactly when normalized earnings will resume, when they do, we expect share prices will appreciate materially.

In fixed income, our cautious approach of keeping a short maturity profile and a large cash position during the past few years has paid dividends in this downturn (although we still have taken some unrealized mark-to-market losses), as we were able to acquire high quality bonds at substantial discounts during the worst of the selloff. In addition, we were able to purchase long term issues that should allow us to lock in elevated returns for the next several years, which is a welcome development given that we anticipate yields to remain low for the foreseeable future.

____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2020

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	-5.67%	1.81%	1.90%	7.22%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	-0.39	5.32	5.63	8.84
S&P 500 Index	-6.98	5.10	6.73	12.18
Bloomberg Barclays U.S. Aggregate Bond Index	8.93	4.82	3.36	3.43
Gross Expense Ratio as of 03/31/2019: 1.20% 1
[1]	As of the most recent Prospectus dated June 28, 2019. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Microsoft Corp.	4.3%
Alphabet, Inc. – Class C	4.2
Danaher Corp.	2.9
Digital Realty Trust, Inc.	2.7
Charter Communications, Inc. – Class A	2.6
NextEra Energy, Inc.	2.2
Visa, Inc. – Class A	2.2
Waste Connections, Inc.	2.1
Berkshire Hathaway, Inc. – Class B	2.1
Advanced Micro Devices, Inc.	2.0
Total	27.3%

Top Ten Debt Holdings (% of Net Assets)
Power Solutions International, Inc., 7.500%	1.8%
ADS Tactical, Inc., 9.000%	1.1
Unisys Corp., 10.750%	1.0
Michael Baker International LLC, 8.750%	0.9
Consolidated Energy Finance SA, 4.491%	0.9
Donnelley Financial Solutions, Inc., 8.250%	0.9
Caleres, Inc., 6.250%	0.8
Tutor Perini Corp., 6.875%	0.8
Horizon Global Corp., 2.750%	0.7
KeHE Distributors LLC /
KeHE Finance Corp., 8.625%	0.7
Total	9.6%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2020

Shares		Value
Common Stocks: 61.5%

Aerospace & Defense: 1.6%
9,865	L3Harris Technologies, Inc.	$1,776,884

Banks: 0.6%
7,795	First Republic Bank	641,373

Chemicals: 0.7%
4,080	Air Products & Chemicals, Inc.	814,409

Commercial Services & Supplies: 2.1%
30,170	Waste Connections, Inc.	2,338,175

Diversified Consumer Services: 0.2%
6,705	Chegg, Inc. [1]	239,905

Diversified Financial Services: 2.1%
12,355	Berkshire Hathaway, Inc. – Class B [1]	2,258,865

Electric Utilities: 2.2%
10,090	NextEra Energy, Inc.	2,427,856

Equity Real Estate Investment Trusts – REITS: 4.7%
15,010	Crown Castle International Corp.	2,167,444
21,630	Digital Realty Trust, Inc.	3,004,623
		5,172,067
Food & Staples Retailing: 1.1%
4,272	Southeastern Grocers, Inc. [1,2,5]	140,976
23,920	Sysco Corp.	1,091,470
2,292,000	Tops Holding, Litigation
	Trust Proceeds [1,2,5,7]	1,721
		1,234,167
Health Care Equipment & Supplies: 6.9%
7,075	Becton Dickinson and Co.	1,625,623
22,740	Danaher Corp.	3,147,443
36,170	Hologic, Inc. [1]	1,269,567
5,330	Teleflex, Inc.	1,560,944
		7,603,577
Insurance: 2.0%
1,250	eHealth, Inc. [1]	176,025
27,765	The Progressive Corp.	2,050,168
		2,226,193
Interactive Media & Services: 4.2%
3,977	Alphabet, Inc. – Class C [1]	4,624,495

IT Services: 2.2%
14,985	Visa, Inc. – Class A	2,414,383

Machinery: 0.8%
30,425	Pentair PLC	905,448

Media: 2.6%
6,521	Charter Communications,
	Inc. – Class A [1]	2,845,178

Metals & Mining: 0.6%
17	Real Alloy Holding, Inc. [1,2,5]	661,200

Multiline Retail: 1.9%
13,515	Dollar General Corp.	2,040,900

Pharmaceuticals: 4.6%
15,300	Johnson & Johnson	2,006,289
54,660	Nektar Therapeutics [1]	975,681
24,645	Novartis AG – ADR	2,031,980
		5,013,950
Professional Services: 1.6%
29,105	IHS Markit Ltd.	1,746,300

Road & Rail: 2.3%
12,210	Old Dominion Freight Line, Inc.	1,602,684
6,845	Union Pacific Corp.	965,419
		2,568,103
Semiconductors & Semiconductor Equipment: 6.2%
49,080	Advanced Micro Devices, Inc. [1]	2,232,158
40,815	Applied Materials, Inc.	1,870,143
5,045	Inphi Corp. 1	399,413
36,135	Micron Technology, Inc. [1]	1,519,838
4,665	Monolithic Power Systems, Inc.	781,201
		6,802,753
Software: 8.3%
2,575	Alteryx, Inc. – Class A [1]	245,063
4,900	Avalara, Inc. [1]	365,540
132,270	FireEye, Inc. [1]	1,399,417
7,770	Five9, Inc. [1]	594,094
29,950	Microsoft Corp.	4,723,414
27,280	Zendesk, Inc. [1]	1,746,193
		9,073,721
Specialty Retail: 1.7%
3,390	The Home Depot, Inc.	632,947
14,760	Ross Stores, Inc.	1,283,677
		1,916,624
Thrifts & Mortgage Finance: 0.3%
15,645	Meta Financial Group, Inc.	339,809

Total Common Stocks
(Cost $53,029,931)		67,686,335

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2020 (Continued)

Shares		Value
Convertible Preferred Stocks: 1.2%

Commercial Services & Supplies: 0.4%
10,000	GFL Environmental, Inc., 6.000%	$457,900

Road & Rail: 0.8%
10,000	Daseke, Inc., 7.625% [5]	867,561

Total Convertible Preferred Stocks
(Cost $1,500,000)		1,325,461

Principal
Amount
Bonds: 31.2%
Corporate Bonds: 26.3%

Aerospace & Defense: 1.1%
	ADS Tactical, Inc.
$1,411,000	9.000%, 07/31/2023 [2,5]	1,182,302

Air Freight & Logistics: 0.4%
	Cargo Aircraft Management, Inc.
500,000	4.750%, 02/01/2028	467,500

Airlines: 0.4%
	American Airlines 2012-2
	Class C Pass Through Trust
500,000	4.700%, 06/03/2021 [2]	445,000

Auto Components: 0.4%
	American Axle & Manufacturing, Inc.
100,000	6.250%, 04/01/2025	83,250
400,000	6.250%, 03/15/2026	311,417
		394,667
Beverages: 0.2%
	Beverages & More, Inc.
400,000	11.500%, 06/15/2022	206,000

Building Products: 0.9%
	Griffon Corp.
218,000	5.250%, 03/01/2022	204,370
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027	494,271
	PGT Innovations, Inc.
250,000	6.750%, 08/01/2026	241,511
		940,152
Capital Markets: 1.5%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	948,745
	Oppenheimer Holdings, Inc.
750,000	6.750%, 07/01/2022	708,750
		1,657,495
Chemicals: 1.1%
	Consolidated Energy Finance SA
1,000,000	4.491% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	970,981
	Olin Corp.
250,000	5.625%, 08/01/2029	231,450
		1,202,431
Commercial Services & Supplies: 1.8%
	GFL Environmental, Inc.
300,000	5.125%, 12/15/2026	294,750
270,000	8.500%, 05/01/2027	272,767
	Quad/Graphics, Inc.
505,000	7.000%, 05/01/2022	420,885
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	248,750
676,000	7.000%, 02/15/2022	668,183
	Vericast Corp.
122,000	8.375%, 08/15/2022	95,122
		2,000,457
Computers & Peripherals: 0.5%
	EMC Corp.
146,000	2.650%, 06/01/2020	145,715
	NCR Corp.
450,000	5.750%, 09/01/2027	412,636
		558,351
Construction & Engineering: 1.7%
	Michael Baker International LLC
1,000,000	8.750%, 03/01/2023	982,500
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025	837,500
		1,820,000
Distributors: 0.4%
	American Builders &
	Contractors Supply Co., Inc.
500,000	4.000%, 01/15/2028	457,775

Diversified Telecommunication Services: 0.5%
	CenturyLink, Inc.
500,000	5.625%, 04/01/2020	500,000

Electrical Equipment: 1.8%
	Power Solutions International, Inc.
2,000,000	7.500%, 06/30/2020 [5]	2,008,800

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Equity Real Estate Investment Trusts – REITS: 0.7%
	HAT Holdings I LLC /
	HAT Holdings II LLC
$500,000	5.250%, 07/15/2024	$483,127
	SL Green Operating Partnership L.P.
300,000	2.672% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	292,021
		775,148
Food & Staples Retailing: 0.7%
	KeHE Distributors LLC /
	KeHE Finance Corp.
750,000	8.625%, 10/15/2026	757,969

Health Care Providers & Services: 1.7%
	Centene Corp.
750,000	4.750%, 05/15/2022	757,755
	Cigna Corp.
500,000	1.493% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [3]	480,130
	Radiology Partners, Inc.
750,000	9.250%, 02/01/2028	654,937
		1,892,822
Hotels, Restaurants & Leisure: 0.1%
	International Game Technology
110,000	5.500%, 06/15/2020	107,800

Household Durables: 0.8%
	Mattamy Group Corp.
500,000	5.250%, 12/15/2027	468,750
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	429,218
		897,968
Industrial Conglomerates: 0.7%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
750,000	6.250%, 02/01/2022	755,880

IT Services: 1.0%
	Unisys Corp.
1,000,000	10.750%, 04/15/2022	1,055,936

Machinery: 0.8%
	Navistar International Corp.
750,000	6.625%, 11/01/2025	629,066
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	257,624
		886,690
Media: 0.2%
	Meredith Corp.
300,000	6.875%, 02/01/2026	265,280

Metals & Mining: 1.0%
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	454,372
	Hecla Mining Co.
500,000	7.250%, 02/15/2028	444,000
	Real Alloy Holding, Inc.
235,196	11.450% (3 Month LIBOR
	USD + 10.000%) Cash or 13.450%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [2,3,5]	235,196
		1,133,568
Mortgage Real Estate Investment Trusts – REITS: 0.4%
	Starwood Property Trust, Inc.
500,000	3.625%, 02/01/2021	471,900

Oil, Gas & Consumable Fuels: 1.4%
	Aker BP ASA
250,000	4.750%, 06/15/2024	210,304
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
500,000	11.000%, 04/15/2025	363,910
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
500,000	7.750%, 02/01/2028	349,975
	Global Partners L.P. /
	GLP Finance Corp.
500,000	7.000%, 08/01/2027	379,271
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
300,000	7.500%, 11/01/2023	106,491
100,000	6.125%, 03/01/2025	34,875
100,000	7.500%, 04/15/2026	34,788
		1,479,614
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	223,274

Pharmaceuticals: 0.2%
	Bayer U.S. Finance II LLC
250,000	1.846% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	248,147

Professional Services: 0.4%
	Korn Ferry
500,000	4.625%, 12/15/2027	438,125

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Specialty Retail: 1.2%
	Caleres, Inc.
$1,000,000	6.250%, 08/15/2023	$905,000
	KGA Escrow LLC
500,000	7.500%, 08/15/2023	459,372
		1,364,372
Textiles, Apparel & Luxury Goods: 0.1%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
200,000	7.500%, 05/01/2025	116,749

Thrifts & Mortgage Finance: 0.3%
	Nationstar Mortgage Holdings, Inc.
100,000	8.125%, 07/15/2023	98,406
250,000	6.000%, 01/15/2027	213,906
		312,312
Trading Companies & Distributors: 1.3%
	Avation Capital SA
500,000	6.500%, 05/15/2021	459,350
	Fly Leasing Ltd.
500,000	6.375%, 10/15/2021	480,312
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027	468,788
		1,408,450
Transportation Infrastructure: 0.4%
	Signature Aviation US Holdings, Inc.
500,000	4.000%, 03/01/2028	454,175

Total Corporate Bonds
(Cost $31,802,506)		28,887,109

Convertible Bonds: 4.5%

Auto Components: 0.7%
	Horizon Global Corp.
980,000	2.750%, 07/01/2022	768,104

Construction & Engineering: 0.2%
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	231,093

Consumer Finance: 0.2%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	187,562

Electronic Equipment,
Instruments & Components: 0.2%
	OSI Systems, Inc.
230,000	1.250%, 09/01/2022	213,187

Energy Equipment & Services: 0.2%
	Newpark Resources, Inc.
241,000	4.000%, 12/01/2021	179,573

Health Care Equipment & Supplies: 0.1%
	CONMED Corp.
175,000	2.625%, 02/01/2024	162,866

Internet & Direct Marketing Retail: 0.4%
	Etsy, Inc.
500,000	0.125%, 10/01/2026	414,068

IT Services: 0.5%
	Euronet Worldwide, Inc.
370,000	0.750%, 03/15/2049	337,856
	Square, Inc.
250,000	0.500%, 05/15/2023	259,002
		596,858
Machinery: 0.2%
	Chart Industries, Inc.
250,000	1.000%, 11/15/2024	196,631

Semiconductors & Semiconductor Equipment: 0.3%
	Cree, Inc.
380,000	0.875%, 09/01/2023	348,134

Software: 1.1%
	Altair Engineering, Inc.
310,000	0.250%, 06/01/2024	269,971
	BlackBerry Ltd.
500,000	3.750%, 11/13/2020	474,375
	FireEye, Inc.
500,000	1.000%, 06/01/2035	490,368
		1,234,714
Thrifts & Mortgage Finance: 0.4%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	429,482

Total Convertible Bonds
(Cost $5,701,213)		4,962,272

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount	Value
Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
HAS Capital Income
Opportunity Fund II
$642,000	8.000%, 12/31/2024
(Cost $642,000
Acquisitions Dates
06/10/2016, 09/19/2016) [2,5,6]	$426,550

Total Private Mortgage Backed Obligations
(Cost $642,000)	426,550

Total Bonds
(Cost $38,145,719)	34,275,931

Shares
Short-Term Investments: 5.3%

Money Market Funds: 5.3%
5,862,052	Federated U.S. Treasury
Cash Reserves – Class I, 0.387% [4]	5,862,052

Total Money Market Funds
(Cost $5,862,052)	5,862,052

Total Short-Term Investments
(Cost $5,862,052)	5,862,052

Total Investments in Securities: 99.2%
(Cost $98,537,702)	109,149,779
Other Assets in Excess of Liabilities: 0.8%	853,932
Total Net Assets: 100.0%	$110,003,711

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
NYRS – New York Registry Shares
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (See Note 2.A.).
[3]	Variable rate security; rate shown is the rate in effect on March 31, 2020.
[4]	Annualized seven-day effective yield as of March 31, 2020.
[5]	All or a portion of this security is considered illiquid. As of March 31, 2020, the value of illiquid securities was $5,524,306 or 5.0% of net assets (See Note 2.K.).
[6]	Security considered restricted. As of March 31, 2020, the value of the security was $426,550 or 0.4% of net assets.
[7]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2019 to March 31, 2020, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of -7.60%, substantially outperforming the Russell 2000 Growth Index (the “Russell”), which returned -18.58% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The global spread of the coronavirus (COVID-19) was the biggest event of the last fiscal year (and it remains a major concern). Once investors began to appreciate the extent of the economic impact, market sentiment rapidly and emphatically flipped from bullish to bearish. Volatility spiked to levels not seen since the crisis in 2008, and every major equity index finished the quarter in negative territory. During the correction, small caps fared worse than large caps, and value stocks underperformed growth stocks. In the three fiscal quarters leading up to the selloff, equity returns were strong, as the Federal Reserve cut rates three times during the period and the economy was expanding.

Portfolio Review

During the 1-year period ending March 31, 2020, the Fund significantly outperformed the Russell while holding an elevated cash position. The Fund’s cash provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Security selection drove the majority of the portfolio’s performance during the period. Our two largest sectors by weight, information technology and health care, each substantially outperformed the index and delivered positive absolute returns. Financials, industrials, and consumer discretionary also each outperformed their counterparts in the Russell, though financials and consumer discretionary delivered negative absolute returns.

We believe the Fund’s outperformance in the last fiscal year has been a result of our investment approach. We focus on rapidly expanding companies in emerging industries that generate revenue growth of 20-50%. These types of firms are routinely able to deliver meaningful margin and cash flow expansion, which has kept their shares in high demand throughout the past year, even during the current slowdown.

The laggards in the Fund were concentrated primarily in three sectors: real estate, communication services, and consumer staples. Each delivered negative returns on both a relative and an absolute basis. Our traditional brick and mortar businesses were generally our worst performers, particularly during the last quarter, and we have trimmed and or exited some of those positions based on our expectations around their recovery.

Outlook & Portfolio Positioning

Although the coronavirus (COVID-19) has severely damaged many areas of the economy, we believe it has created an acceleration of the inevitable adoption of technology. We expect that the “new normal” will generate a number of intriguing secular growth trends, and we will monitor and invest in those ideas as they evolve. In addition, as the economy returns to form, we expect our core holdings will resume their rapid revenue growth. We have positioned ourselves for long run success by adhering to our disciplined approach to both sector allocation and security selection.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2020

				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	-7.60%	10.44%	8.32%	12.01%
Russell 2000 Growth Index	-18.58	0.10	1.70	7.83
Gross/Net Expense Ratio as of 03/31/2019: 1.25%/1.13% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 3/31/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Inphi Corp.	5.5%
Five9, Inc.	5.2
Avalara, Inc.	3.9
Meta Financial Group, Inc.	3.8
Livongo Health, Inc.	3.4
Insulet Corp.	3.4
Alteryx, Inc. – Class A	3.4
Axonics Modulation Technologies, Inc.	3.2
Planet Fitness, Inc. – Class A	3.1
eHealth, Inc.	3.1
Total	38.0%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2020

Shares		Value
Common Stocks: 90.0%

Aerospace & Defense: 2.6%
172,035	Kratos Defense & Security
	Solutions, Inc. [1]	$2,380,964

Biotechnology: 6.7%
158,597	Amicus Therapeutics, Inc. [1]	1,465,436
77,946	Iovance Biotherapeutics, Inc. [1]	2,333,314
47,225	uniQure NV [1]	2,240,826
		6,039,576
Building Products: 2.0%
22,245	Trex Co., Inc. [1]	1,782,714

Consumer Finance: 0.8%
47,390	Enova International, Inc. [1]	686,681

Diversified Consumer Services: 2.4%
61,170	Chegg, Inc. [1]	2,188,663

Diversified Telecommunication Services: 1.0%
13,005	Bandwidth, Inc. – Class A [1]	875,106

Health Care Equipment & Supplies: 6.5%
112,160	Axonics Modulation
	Technologies, Inc. [1]	2,849,986
18,340	Insulet Corp. [1]	3,038,571
		5,888,557
Health Care Providers & Services: 3.2%
29,740	Guardant Health, Inc. [1]	2,069,904
37,190	Progyny, Inc. [1]	788,056
		2,857,960
Health Care Technology: 7.3%
31,985	Inspire Medical Systems, Inc. [1]	1,928,056
107,978	Livongo Health, Inc. [1]	3,080,612
10,400	Teladoc Health, Inc. [1]	1,612,104
		6,620,772
Hotels, Restaurants & Leisure: 6.6%
86,225	Diamond Eagle
	Acquisition Corp. – Class A [1]	1,064,016
57,735	Planet Fitness, Inc. – Class A	2,811,694
25,585	Wingstop, Inc.	2,039,125
		5,914,835
Insurance: 3.1%
19,790	eHealth, Inc. [1]	2,786,828

Interactive Media & Services: 0.9%
31,015	EverQuote, Inc. – Class A [1]	814,144

Internet & Direct Marketing Retail: 3.4%
33,970	Etsy, Inc. [1]	1,305,807
68,425	Fiverr International Ltd. [1]	1,722,257
		3,028,064
Life Sciences Tools & Services: 2.9%
14,000	Bio-Techne Corp.	2,654,680

Machinery: 2.3%
83,815	Kornit Digital Ltd. [1]	2,086,155

Pharmaceuticals: 2.5%
152,185	Revance Therapeutics, Inc. [1]	2,252,338

Real Estate Management & Development: 2.2%
25,800	FirstService Corp.	1,989,696

Semiconductors & Semiconductor Equipment: 7.5%
56,215	Enphase Energy, Inc. [1]	1,815,182
62,920	Inphi Corp. [1]	4,981,377
		6,796,559
Software: 21.5%
31,750	Alteryx, Inc. – Class A [1]	3,021,648
47,640	Avalara, Inc. [1]	3,553,944
21,460	Bill.Com Holdings, Inc. [1]	733,932
24,675	Crowdstrike Holdings, Inc. – Class A [1]	1,373,904
20,190	Envestnet, Inc. [1]	1,085,818
61,285	Five9, Inc. [1]	4,685,851
25,650	Paylocity Holding Corp. [1]	2,265,408
22,980	Rapid7, Inc. [1]	995,723
41,695	Smartsheet, Inc. [1]	1,730,760
		19,446,988
Specialty Retail: 0.8%
23,950	Floor & Decor Holdings, Inc. [1]	768,556

Thrifts & Mortgage Finance: 3.8%
155,990	Meta Financial Group, Inc.	3,388,103

Total Common Stocks
(Cost $82,888,716)		81,247,939

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at March 31, 2020 (Continued)

Shares	Value
Short-Term Investments: 8.3%

Money Market Funds: 8.3%
7,451,100	Federated U.S. Treasury Cash
Reserves – Class I, 0.455% [2]	$7,451,100

Total Money Market Funds
(Cost $7,451,100)	7,451,100

Total Short-Term Investments
(Cost $7,451,100)	7,451,100

Total Investments in Securities: 98.3%
(Cost $90,339,816)	88,699,039
Other Assets in Excess of Liabilities: 1.7%	1,520,659
Total Net Assets: 100.0%	$90,219,698

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the twelve-month period ending March 31, 2020, the Osterweis Total Return Fund (the “Fund”) generated a total return of 2.74%, underperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 8.93% over the same period.

Market Review

Based solely on returns, the past twelve months have been an excellent stretch for the investment grade (IG) fixed income market. However, the defining event of the year was (and still is) the global spread of the coronavirus, a pandemic that has caused large swaths of the economy to shut down almost overnight. The abrupt cessation of economic activity triggered a flight to quality that substantially accelerated the Treasury rally that was already underway during the first three fiscal quarters. The yield on the 10-year Treasury fell 60 basis points from April 1 to December 31 (2.5% to 1.9%), as the Federal Reserve (Fed) cut rates three times during that span. By March 31, 2020 it had fallen all the way to 0.70%, a further decrease of 122 basis points. Corporate and mortgage spreads widened substantially during the final fiscal quarter, following nine months of relative calm, as investors began to digest the severity of the virus-induced slowdown. Thanks to extreme actions by the Fed, by the end of the quarter corporates had retraced some of their losses and mortgages recovered almost entirely.

Portfolio Review

For the first quarter of the fiscal year, the portfolio struggled relative to its benchmark, mostly due to its defensive duration. We disagreed with the prevailing market view that the Fed would cut rates four times during 2019 (which they did not).

The Fund also underperformed during the second fiscal quarter, again due to our defensive duration. We did increase duration modestly in the period, but the Fund was still materially below the BC Agg as we felt the potential returns did not justify the risk. During the quarter the Fund’s sector and security selection, notably our overweight to investment grade corporates, was additive to performance. We also rotated some of our positions in investment grade corporates into mortgage backed securities (MBS), as we felt the underperformance of MBS had gone too far and the risks in corporates remained.

In the third fiscal quarter, the Fund outperformed the BC Agg as it was overweight corporate bonds and MBS, both of which outperformed Treasuries. Also, its MBS holdings carried a higher coupon than those in the index. The Fund was underweight Treasuries, and its interest rate hedges kept its duration significantly below the benchmark.

In the fourth fiscal quarter, the Fund underperformed the BC Agg as it was underweight Treasuries and modestly overweight corporates (although the Fund’s corporate bonds outperformed the corporate sector in the index). In addition, interest rate hedges reduced the Fund’s duration during the Treasury rally and its higher coupon mortgage backed securities underperformed due to their shorter duration and higher prepayment risk.

Outlook & Portfolio Positioning

Looking ahead, we expect volatility to persist and will actively pursue those parts of the investment grade market that offer the most value. To the extent that markets are liquid and available for trading, we look to take advantage of this volatility to add returns to the portfolio.

We have made several adjustments to our portfolio to capitalize on the current market conditions, which have been heavily influenced by the Fed’s quantitative easing program. Most importantly, we moved from overweight MBS to very overweight MBS during the worst of the selloff in March, and, as expected, mortgages recovered much more quickly than corporates. We also moved from overweight corporates to a more neutral weighting before the selloff to limit our exposure. Then, as the corporate market stabilized, we sold some of the MBS that had reclaimed losses to buy high quality corporate bonds at extremely attractive valuations. Finally, we increased duration of the portfolio – largely through buying longer maturity corporates and MBS without hedging.  We’ve also opportunistically added some Treasuries on weakness in the rates market.

____________________

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2020

			Since Inception
	1 Yr.	3 Yr.	(December 30, 2016)
Osterweis Total Return Fund	2.74%	3.12%	3.71%
Bloomberg Barclays U.S. Aggregate Bond Index	8.93	4.82	4.71
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	4.63	2.63	2.55
ICE BofAML 3-Month Treasury Bill Index	2.25	1.83	1.72
Gross/Net Expense Ratio as of 03/31/2019: 0.68%/0.68% 1
[1]
As of the most recent Prospectus dated June 28, 2019.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2020.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal Home Loan Mortgage Corporation,
Series FR SB8035, 2.500%	3.9%
Year Fixed Rate TBA,
Series FNCL 2.5 5/20, 2.500%	3.3
Federal National Mortgage Association Pool,
Series FN MA3865, 3.000%	3.3
Year Fixed Rate TBA, Series FNCI 2 5/20, 2.000%	3.2
Federal National Mortgage Association Pool,
Series FN MA3828, 3.000%	3.2
Federal National Mortgage Association Pool,
Series FN MA3800, 3.000%	3.2
Federal National Mortgage Association Pool,
Series FN MA3827, 2.500%	3.2
Federal National Mortgage Association Pool,
Series FN CA3641, 4.000%	2.9
Federal National Mortgage Association Pool,
Series FN MA3798, 3.000%	2.5
Federal National Mortgage Association Pool,
Series FN AS6520, 3.500%	2.0
Total	30.7%

Fund holdings are subject to change.
TBA – To be announced

Total Return Fund | Schedule of Investments at March 31, 2020

Principal
Amount		Value
Bonds: 90.1%
Corporate Bonds: 32.5%

Aerospace & Defense: 0.3%
	Otis Worldwide Corp.
$500,000	2.088% (3 Month LIBOR
	USD + 0.450%), 04/05/2023 [1]	$474,366

Air Freight & Logistics: 1.3%
	American Airlines 2019-1
	Class B Pass Through Trust
973,474	3.850%, 02/15/2028	756,722
	United Parcel Service, Inc.
1,000,000	5.300%, 04/01/2050	1,315,549
		2,072,271
Airlines: 0.6%
	British Airways 2019-1
	Class A Pass Through Trust
1,000,000	3.350%, 06/15/2029	950,737

Automobiles: 0.6%
	General Motors Co.
1,000,000	2.542% (3 Month LIBOR
	USD + 0.800%), 08/07/2020 [1]	982,873

Banks: 4.5%
	JPMorgan Chase & Co.
1,000,000	5.240% (3 Month LIBOR
	USD + 3.470%), 04/30/2020 [1,6]	894,505
1,900,000	5.229% (3 Month LIBOR
	USD + 3.320%), 07/01/2020 [1,6]	1,652,515
	Lloyds Banking Group PLC
1,500,000	2.438% (1 Year CMT Rate + 1.000%),
	02/05/2026 [1]	1,419,286
	Royal Bank of Scotland Group PLC
250,000	3.754% (5 Year CMT Rate + 2.100%),
	11/01/2029 [1]	231,469
	Santander UK PLC
260,000	2.100%, 01/13/2023	252,055
500,000	2.875%, 06/18/2024	500,071
	Standard Chartered PLC
1,500,000	2.819% (3 Month LIBOR
	USD + 1.209%), 01/30/2026 [1]	1,424,033
	Wells Fargo Bank N.A.
600,000	6.600%, 01/15/2038	822,085
		7,196,019
Beverages: 0.8%
	PepsiCo, Inc.
1,000,000	3.625%, 03/19/2050	1,190,646

Biotechnology: 1.8%
	AbbVie, Inc.
1,500,000	2.346% (3 Month LIBOR
	USD + 0.650%), 11/21/2022 [1]	1,403,920
	Amgen, Inc.
1,500,000	3.150%, 02/21/2040	1,511,294
		2,915,214
Capital Markets: 3.1%
	Blackstone Holdings Finance Co. LLC
1,005,000	2.500%, 01/10/2030	909,524
	Morgan Stanley
1,000,000	4.350%, 09/08/2026	1,061,652
1,000,000	5.597% (SOFR + 4.840%),
	03/24/2051 [1]	1,392,740
	Pine Street Trust II
500,000	5.568%, 02/15/2049	509,852
	State Street Corp.
1,000,000	3.031% (SOFR + 1.490%),
	11/01/2034 [1]	967,893
		4,841,661
Computers & Peripherals: 0.8%
	Apple, Inc.
1,000,000	3.750%, 11/13/2047	1,204,526

Consumer Finance: 0.8%
	American Express Co.
1,532,000	5.120% (3 Month LIBOR
	USD + 3.428%), 05/15/2020 [1,6]	1,304,115

Diversified Financial Services: 0.9%
	Aviation Capital Group LLC
1,000,000	2.440% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [1]	945,807
	Berkshire Hathaway Finance Corp.
500,000	1.850%, 03/12/2030	487,371
		1,433,178
Diversified Telecommunication Services: 1.4%
	AT&T, Inc.
1,500,000	4.500%, 03/09/2048	1,632,291
	Verizon Communications, Inc.
500,000	3.150%, 03/22/2030	539,711
		2,172,002
Electric Utilities: 1.1%
	Berkshire Hathaway Energy Co.
1,500,000	4.250%, 10/15/2050	1,703,181

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
Equity Real Estate Investment Trusts – REITS: 1.6%
	ERP Operating L.P.
$500,000	2.500%, 02/15/2030	$464,876
	Prologis L.P.
500,000	2.125%, 04/15/2027	476,804
	SL Green Operating Partnership L.P.
1,610,000	2.672% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [1]	1,567,178
		2,508,858
Food Products: 0.1%
	Conagra Brands, Inc.
165,000	2.552% (3 Month LIBOR
	USD + 0.750%), 10/22/2020 [1]	163,269

Health Care Providers & Services: 0.9%
	Cigna Corp.
1,510,000	1.493% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [1]	1,449,993

Household Products: 1.5%
	Kimberly-Clark Corp.
1,000,000	3.100%, 03/26/2030	1,083,191
	The Procter & Gamble Co.
1,000,000	3.600%, 03/25/2050	1,232,416
		2,315,607
Industrial Conglomerates: 1.4%
	3M Co.
2,000,000	3.700%, 04/15/2050	2,266,806

Insurance: 3.2%
	Guardian Life Global Funding
500,000	2.900%, 05/06/2024	515,563
	The Guardian Life
	Insurance Co. of America
1,000,000	3.700%, 01/22/2070	923,600
	MetLife, Inc.
1,000,000	4.550%, 03/23/2030	1,104,876
	Metropolitan Life Global Funding I
1,000,000	3.600%, 01/11/2024	1,041,000
	New York Life Global Funding
1,500,000	2.000%, 01/22/2025	1,493,415
		5,078,454
IT Services: 0.8%
	Mastercard, Inc.
1,000,000	3.850%, 03/26/2050	1,231,230

Media: 0.4%
	Comcast Corp.
500,000	3.750%, 04/01/2040	565,650

Multiline Retail: 0.6%
	Target Corp.
1,000,000	2.650%, 09/15/2030	1,030,922

Oil, Gas & Consumable Fuels: 1.5%
	Enterprise Products Operating LLC
1,500,000	2.800%, 01/31/2030	1,356,575
	Southern Star Central Corp.
1,050,000	5.125%, 07/15/2022	1,039,959
		2,396,534
Software: 0.9%
	Autodesk, Inc.
1,000,000	2.850%, 01/15/2030	984,519
	Oracle Corp.
500,000	3.600%, 04/01/2050	502,280
		1,486,799
Specialty Retail: 1.0%
	The Home Depot, Inc.
1,500,000	3.350%, 04/15/2050	1,571,663

Tobacco: 0.6%
	BAT Capital Corp.
1,000,000	3.215%, 09/06/2026	953,063

Total Corporate Bonds
(Cost $50,886,774)		51,459,637

Asset Backed Securities: 7.3%

	American Credit Acceptance
	Receivables Trust 2020-1
1,000,000	2.080%, 12/13/2023	967,946
	AmeriCredit Automobile
	Receivables Trust 2020-1
1,000,000	1.480%, 01/21/2025	949,032
	Credit Acceptance Auto
	Loan Trust 2017-2
1,500,000	3.020%, 04/15/2026	1,490,169
	GM Financial Automobile
	Leasing Trust 2019-3
934,640	1.043% (1 Month LIBOR
	USD + 0.270%), 10/20/2021 [1]	929,754
	GMF Floorplan Owner
	Revolving Trust 2017-2
1,500,000	1.135% (1 Month LIBOR
	USD + 0.430%), 07/15/2022 [1]	1,487,060
	Nissan Master Owner Trust
	Receivables 2019-B
1,000,000	1.135% (1 Month LIBOR
	USD + 0.430%), 11/15/2023 [1]	953,948

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value

Asset Backed Securities: 7.3% (Continued)

	Verizon Owner Trust 2019-B
$1,000,000	1.223% (1 Month LIBOR
	USD + 0.450%), 12/20/2023 [1]	$986,274
	Verizon Owner Trust 2019-C
1,000,000	2.160%, 04/22/2024	964,650
	Volkswagen Auto Lease Trust 2019-A
1,000,000	2.020%, 08/20/2024	992,981
	Westlake Automobile
	Receivables Trust 2018-2
1,840,000	3.500%, 01/16/2024	1,838,137
		11,559,951
Total Asset Backed Securities
(Cost $11,798,858)		11,559,951

Commercial Mortgage-Backed Securities: 1.4%

	GS Mortgage Securities Trust
	Series GSMS 2017-GS5 A2
2,145,000	3.218%, 03/10/2050	2,188,360

Total Commercial Mortgage-Backed Securities
(Cost $2,181,821)		2,188,360

Mortgage Backed Securities: 47.3%

	Federal Home Loan Mortgage
	Corporation: 3.9%
	FR SB8035
5,959,787	2.500%, 03/01/2035	6,194,783

	Federal Home Loan Mortgage
	Corporation Gold Pool: 0.5%
	FG Q30868
831,364	3.500%, 01/01/2045	889,342

	Federal Home Loan Mortgage
	Corporation REMICS: 3.4%
	Series FHR 2512 SI
910,684	6.795% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,2,8]	78,572
	Series FHR 4016 AI
2,494,696	3.000%, 09/15/2025 [2]	25,228
	Series FHR 3941 IA
1,282,478	3.000%, 10/15/2025 [2]	7,154
	Series FHR 4048 IK
4,881,733	3.000%, 05/15/2027 [2]	292,220
	Series FHR 4216 EI
5,052,506	3.000%, 06/15/2028 [2]	388,237
	Series FHR 4360 BI
2,819,350	2.500%, 11/15/2028 [2]	142,689
	Series FHR 4341 MI
2,366,374	4.000%, 11/15/2031 [2]	238,269
	Series FHR 4093 IB
2,983,992	4.000%, 08/15/2032 [2]	368,943
	Series FHR 4114 MI
3,822,533	3.500%, 10/15/2032 [2]	418,669
	Series FHR 3171 OJ
997,555	N/A%, 06/15/2036 [3]	868,176
	Series FHR 3236 KF
106,415	1.005% (1 Month LIBOR
	USD + 0.300%), 11/15/2036 [1]	104,903
	Series FHR 3339 JS
52,947	38.255% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,8]	124,990
	Series FHR 3380 FM
252,157	1.295% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	250,459
	Series FHR 3567 F
241,783	2.909% (1 Month LIBOR
	USD + 1.250%), 02/15/2038 [1]	245,698
	Series FHR 4121 IM
4,474,418	4.000%, 10/15/2039 [2]	237,133
	Series FHR 3721 FB
207,816	1.205% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	206,681
	Series FHR 3933 QS
3,279,054	5.345% (1 Month LIBOR
	USD + 6.050%), 10/15/2041 [1,2,8]	498,291
	Series FHR 4340 US
2,682,069	5.895% (1 Month LIBOR
	USD + 6.600%), 05/15/2042 [1,2,8]	433,103
	Series FHR 4076 LF
393,336	1.005% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	387,333
	Series FHR 4495 PI
559,378	4.000%, 09/15/2043 [2]	57,105
		5,373,853
	Federal Home Loan Mortgage
	Corporation Strips: 1.4%
	Series FHS 288 IO
2,602,648	3.000%, 10/15/2027 [2]	194,066
	Series FHS 240 F21
425,945	1.005% (1 Month LIBOR
	USD + 0.300%), 07/15/2036 [1]	426,444
	Series FHS 264 F1
976,183	1.255% (1 Month LIBOR
	USD + 0.550%), 07/15/2042 1	981,455
	Series FHS 272 F2
578,483	1.255% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	587,304
		2,189,269

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association & Federal Home Loan
	Mortgage Corporation 15 Year Fixed
	Rate TBA: 3.2%
	FNCI 2 5/20
$5,000,000	2.000%, 05/15/2050 [9]	$5,129,980

	Federal National Mortgage
	Association & Federal Home Loan
	Mortgage Corporation 30 Year Fixed
	Rate TBA: 3.3%
	FNCL 2.5 5/20
5,000,000	2.500%, 05/15/2050 [9]	5,171,110

	Federal National Mortgage
	Association Interest Strips: 0.9%
	Pool FNS 419 C1
5,924,183	2.500%, 09/25/2028 [2]	387,207
	Pool FNS 419 C2
7,105,966	3.000%, 05/25/2029 [2]	506,689
	Pool FNS 421 C4
3,405,848	4.500%, 01/25/2030 [2]	346,429
	Pool FNS 421 C3
197,338	4.000%, 07/25/2030 [2]	17,037
	Pool FNS 387 [7]
589,641	5.500%, 04/25/2038 [2]	107,525
		1,364,887
	Federal National Mortgage
	Association Pool: 24.7%
	FN MA3798
3,754,392	3.000%, 10/01/2034	3,939,108
	FN MA3827
4,799,606	2.500%, 11/01/2034	4,988,210
	FN MA3828
4,830,955	3.000%, 11/01/2034	5,067,571
	FN MA3865
4,911,694	3.000%, 12/01/2034	5,152,840
	FN MA3800
4,779,057	3.000%, 10/01/2039	5,030,666
	FN AL2519
1,303,291	4.500%, 07/01/2040	1,430,303
	FN AS5460
2,879,835	3.500%, 07/01/2045	3,073,099
	FN AS6520
2,909,170	3.500%, 01/01/2046	3,103,581
	FN MA3101
2,439,144	4.500%, 08/01/2047	2,653,114
	FN CA3641
4,357,087	4.000%, 06/01/2049	4,652,240
		39,090,732
	Federal National Mortgage
	Association REMICS: 4.9%
	Series FNR 1996-45 SI
465,520	6.303% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,2,8]	45,062
	Series FNR 1997-65 SI
963,651	6.342% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,2,8]	155,442
	Series FNR 2012-139 DI
7,473,937	3.000%, 12/25/2027 [2]	435,677
	Series FNR 2013-29 BI
7,952,185	2.500%, 04/25/2028 [2]	514,652
	Series FNR 2015-34 AI
4,544,794	4.500%, 06/25/2030 [1,2]	190,013
	Series FNR 2016-8 CI
10,517,603	3.000%, 03/25/2031 [2]	871,006
	Series FNR 2002-60 FH
568,221	1.947% (1 Month LIBOR
	USD + 1.000%), 08/25/2032 [1]	578,771
	Series FNR 2013-51 PI
3,400,823	3.000%, 11/25/2032 [2]	277,752
	Series FNR 2014-81 TI
730,939	4.500%, 12/25/2034 [2]	80,821
	Series FNR 2016-24 IB
9,010,952	3.500%, 05/25/2036 [2]	872,561
	Series FNR 2007-2 FT
275,216	1.197% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	270,462
	Series FNR 2016-78 CS
4,445,432	5.153% (1 Month LIBOR
	USD + 6.100%), 05/25/2039 [1,2,8]	805,332
	Series FNR 2011-100 S
8,155,075	5.503% (1 Month LIBOR
	USD + 6.450%), 10/25/2041 [1,2,8]	1,246,286
	Series FNR 2012-79 FM
231,963	1.397% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	229,254
	Series FNR 2013-22 TO
985,587	N/A%, 03/25/2043 [3]	914,451
	Series FNR 2014-37 PI
1,502,186	5.500%, 06/25/2044 [2]	221,349
		7,708,891
	Government National
	Mortgage Association: 1.1%
	Series GNR 2010-67 VI
480,716	5.000%, 05/20/2021 [2]	11,612
	Series GNR 2014-74 GI
440,944	4.000%, 05/16/2029 [2]	32,717
	Series GNR 2010-47 BX
473,130	5.845% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,2,8]	70,528
	Series GNR 2010-6 FG
206,584	1.305% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	206,632

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at March 31, 2020 (Continued)

Principal
Amount		Value
	Government National Mortgage
	Association: 1.1% (Continued)
	Series GNR 2016-31 CS
$7,922,656	5.477% (1 Month LIBOR
	USD + 6.250%), 07/20/2044 [1,2,8]	$1,511,776
		1,833,265
Total Mortgage Backed Securities
(Cost $75,820,562)		74,946,112

United States Government Securities: 1.6%

	United States Treasury Notes/Bonds
2,000,000	2.375%, 11/15/2049	2,493,359

Total United States Government Securities
(Cost $2,549,255)		2,493,359

Total Bonds
(Cost $143,237,270)		142,647,419

Short-Term Investments: 8.5%

Commercial Paper: 0.8%

Electric Utilities: 0.8%
	Electricite de France S.A.
1,250,000	1.757%, 04/27/2020 [5]	1,246,942

Total Commercial Paper
(Cost $1,248,420)		1,246,942

United States Government Securities: 0.6%

	United States Treasury Bills
1,000,000	1.532%, 07/16/2020 [5]	999,798

Total United States Government Securities
(Cost $995,524)		999,798

Shares
Money Market Funds: 7.1%

11,194,658	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio, 0.246%, [1,4]	11,194,658

Total Money Market Funds
(Cost $11,194,658)		11,194,658

Total Short-Term Investments
(Cost $13,438,602)		13,441,398

Total Investments in Securities: 98.6%
(Cost $156,675,872)		156,088,817
Other Assets in Excess of Liabilities: 1.4%		2,164,060
Total Net Assets: 100.0%		$158,252,877

CMT – Constant Maturity Treasury Rate
LIBOR– London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on March 31, 2020.
[2]	Interest only security.
[3]	Principal only security.
[4]	Annualized seven-day effective yield as of March 31, 2020.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[9]	Security purchased on a forward-commitment basis (“TBA Commitments”). As of March 31, 2020, the total value of TBA Commitments was $10,301,090, or 6.5% of net assets (See Note 2.D.).

Schedule of Futures Contracts at March 31, 2020

The Fund had the following futures contracts outstanding with Credit Suisse.

Short Futures			Unrealized
Contracts	Number of	Notional	Appreciation	Notional
Outstanding	Contracts	Amount	(Depreciation)	Value
US 10 Year
Treasury
Note CBT (06/2020)
	(30)	$(4,163,438)	$2,813	$(4,160,625)
US 10 Year
Ultra Treasury
Future (06/2020)
	(30)	(4,680,938)	—	(4,680,938)
		$(8,844,376)	$2,813	$(8,841,563)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2020

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $86,529,187,
$4,314,758,709, $98,537,702, $90,339,816, and
$156,675,872, respectively)	$110,868,713	$3,918,754,029	$109,149,779	$88,699,039	$156,088,817
Cash	15,016	22,408	9,546	—	—
Receivables:
Investment securities sold	—	21,920,664	762,627	2,318,973	39,554,911
Fund shares sold	6,969	7,450,760	4,580	83,930	87,043
Dividends and interest	98,101	66,215,130	734,646	18,482	711,480
Variation margin receivable	—	—	—	—	178,200
Prepaid expenses	9,802	52,470	4,964	12,498	14,879
Total assets	110,998,601	4,014,415,461	110,666,142	91,132,922	196,635,330

LIABILITIES
Payables:
Investment securities purchased	—	1,498,253	499,418	750,848	37,645,479
Fund shares redeemed	27,176	13,518,889	5,025	47,826	301,217
Distributions to shareholders	—	—	—	—	132,340
Investment advisory fees, net	72,735	2,693,684	99,850	57,699	62,975
Variation margin payable	—	—	—	—	175,509
Administration fees	8,800	314,457	10,131	8,775	10,260
Custody fees	1,101	46,045	1,861	2,585	1,986
Fund accounting fees	5,787	98,671	8,461	5,333	9,387
Transfer agent fees	7,098	470,239	7,039	7,196	7,055
Trustee fees	3,687	21,381	3,704	3,594	3,755
Audit fees	27,100	27,100	24,600	22,100	22,100
Chief Compliance Officer fees	1,278	1,278	1,278	1,278	1,278
Other accrued expenses	445	119,560	1,064	5,990	9,112
Total liabilities	155,207	18,809,557	662,431	913,224	38,382,453
NET ASSETS	$110,843,394	$3,995,605,904	$110,003,711	$90,219,698	$158,252,877

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized)	$110,843,394	$3,995,605,904	$110,003,711	$90,219,698	$158,252,877
Shares (unlimited number of shares
authorized without par value)	7,549,173	400,893,489	8,449,594	8,611,245	15,707,296
Net assets value, offering, and
redemption price per share	$14.68	$9.97	$13.02	$10.48	$10.08

COMPONENTS OF NET ASSETS:
Paid-in capital	$82,251,574	$4,913,677,928	$99,345,572	$94,033,201	$160,998,658
Total distributable (accumulated) earnings (losses)	28,591,820	(918,072,024)	10,658,139	(3,813,503)	(2,745,781)
Net assets	$110,843,394	$3,995,605,904	$110,003,711	$90,219,698	$158,252,877

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2020

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends
(net of $45,131, $—, $28,576, $2,181,
and $—, respectively, in foreign
withholding taxes and issuance fees)	$1,361,056	$3,736,252	$923,869	$88,954	$—
Interest	140,825	270,837,566	2,789,655	298,981	4,341,985
Other income	455	2,965	460	441	447
Total investment income	1,502,336	274,576,783	3,713,984	388,376	4,342,432

EXPENSES
Investment advisory fees	1,286,457	37,490,923	1,337,173	1,066,587	615,356
Administration fees	57,288	1,906,227	60,531	54,802	59,844
Fund accounting fees	34,953	596,011	50,220	34,470	56,238
Sub-transfer agent fees	32,289	3,902,745	19,233	33,994	37,134
Transfer agent fees	27,947	634,838	28,224	28,205	27,253
Audit fees	27,100	27,100	24,600	22,100	22,100
Registration fees	22,764	106,723	28,994	26,358	31,826
Trustee fees	15,804	93,905	15,835	15,487	15,859
Miscellaneous expense	5,486	135,767	8,255	9,776	6,864
Custody fees	6,668	270,411	11,925	10,924	12,530
Chief Compliance Officer fees	8,334	8,334	8,334	9,028	8,334
Legal fees	6,139	6,113	6,142	6,274	6,204
Reports to shareholders	—	224,437	4,350	6,532	4,363
Insurance expense	2,927	18,722	2,953	2,834	2,878
Futures commissions merchant interest expense	—	—	—	—	895
Total expenses	1,534,156	45,422,256	1,606,769	1,327,371	907,678
Fees (waived) recouped by the Adviser	(312,022)	—	—	(122,596)	1,067
Net expenses	1,222,134	45,422,256	1,606,769	1,204,775	908,745
Net investment income (loss)	280,202	229,154,527	2,107,215	(816,399)	3,433,687

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	11,815,023	(135,917,980)	3,724,032	4,759,727	3,192,072
Futures contracts	—	—	—	—	(3,843,314)
Distributions	2	91	4	11	—
Change in net unrealized appreciation/depreciation on:
Investments	(14,734,105)	(344,362,398)	(12,349,151)	(12,017,714)	(449,046)
Futures contracts	—	—	—	—	432,735
Net realized and unrealized
gain (loss) on investments	(2,919,080)	(480,280,287)	(8,625,115)	(7,257,976)	(667,553)
Net increase (decrease) in net assets
resulting from operations	$(2,638,878)	$(251,125,760)	$(6,517,900)	$(8,074,375)	$2,766,134

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$280,202	$601,853
Net realized gain (loss) on investments and distributions	11,815,025	15,429,883
Change in net unrealized appreciation/depreciation of investments	(14,734,105)	(2,990,460)
Net increase (decrease) in net assets resulting from operations	(2,638,878)	13,041,276

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(9,193,655)	(27,635,589)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(5,854,597)	(18,681,346)
Total increase (decrease) in net assets	(17,687,130)	(33,275,659)

NET ASSETS
Beginning of year	128,530,524	161,806,183
End of year	$110,843,394	$128,530,524

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	535,981	$9,270,100	246,375	$4,200,362
Shares issued in reinvestment of distributions	498,900	8,650,926	1,847,073	26,413,151
Shares redeemed	(1,396,816)	(23,775,623)	(2,630,201)	(49,294,859)
Net increase (decrease)	(361,935)	$(5,854,597)	(536,753)	$(18,681,346)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$229,154,527	$267,240,081
Net realized gain (loss) on investments and distributions	(135,917,889)	(74,725,565)
Change in net unrealized appreciation/depreciation on investments	(344,362,398)	(49,822,002)
Net increase (decrease) in net assets resulting from operations	(251,125,760)	142,692,514

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(231,265,711)	(268,860,956)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(1,063,367,677)	(390,495,650)
Total increase (decrease) in net assets	(1,545,759,148)	(516,664,092)

NET ASSETS
Beginning of year	5,541,365,052	6,058,029,144
End of year	$3,995,605,904	$5,541,365,052

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	100,128,867	$1,093,483,662	127,582,245	$1,423,245,743
Shares issued in reinvestment of distributions	18,814,566	203,284,360	21,466,062	237,669,518
Shares redeemed	(219,422,950)	(2,360,135,699)	(185,134,130)	(2,051,410,911)
Net increase (decrease)	(100,479,517)	$(1,063,367,677)	(36,085,823)	$(390,495,650)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$2,107,215	$3,004,692
Net realized gain (loss) on investments and distributions	3,724,036	349,890
Change in net unrealized appreciation/depreciation of investments	(12,349,151)	4,645,722
Net increase (decrease) in net assets resulting from operations	(6,517,900)	8,000,304

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,748,760)	(12,355,473)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(10,438,787)	(42,791,543)
Total increase (decrease) in net assets	(21,705,447)	(47,146,712)

NET ASSETS
Beginning of year	131,709,158	178,855,870
End of year	$110,003,711	$131,709,158

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	296,588	$4,452,109	430,576	$6,384,986
Shares issued in reinvestment of distributions	235,941	3,550,910	709,529	9,216,786
Shares redeemed	(1,295,646)	(18,441,806)	(3,957,773)	(58,393,315)
Net increase (decrease)	(763,117)	$(10,438,787)	(2,817,668)	$(42,791,543)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(816,399)	$(840,216)
Net realized gain (loss) on investments and distributions	4,759,738	4,819,573
Change in net unrealized appreciation/depreciation on investments	(12,017,714)	569,708
Net increase in net assets resulting from operations	(8,074,375)	4,549,065

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(6,684,032)	(6,262,304)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	7,965,134	35,340,637
Total increase (decrease) in net assets	(6,793,273)	33,627,398

NET ASSETS
Beginning of year	97,012,971	63,385,573
End of year	$90,219,698	$97,012,971

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	1,623,096	$20,575,382	5,316,341	$68,102,512
Shares issued in reinvestment of distributions	248,001	2,998,331	230,224	2,320,663
Shares redeemed	(1,300,840)	(15,608,579)	(2,908,409)	(35,082,538)
Net increase (decrease)	570,257	$7,965,134	2,638,156	$35,340,637

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2020	March 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$3,433,687	$3,310,935
Net realized gain (loss) on investments and futures contracts	(651,242)	317,870
Change in net unrealized appreciation/depreciation on investments and futures contracts	(16,311)	2,152,252
Net increase (decrease) in net assets resulting from operations	2,766,134	5,781,057

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(4,527,891)	(3,588,745)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	53,444,593	2,185,449
Total increase (decrease) in net assets	51,682,836	4,377,761

NET ASSETS
Beginning of year	106,570,041	102,192,280
End of year	$158,252,877	$106,570,041

[1]	A summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2020		March 31, 2019
	Shares	Value	Shares	Value
Shares sold	9,912,327	$101,153,293	1,841,037	$18,436,667
Shares issued in reinvestment of distributions	190,028	1,937,926	96,046	961,990
Shares redeemed	(4,904,248)	(49,646,626)	(1,720,154)	(17,213,208)
Net increase (decrease)	5,198,107	$53,444,593	216,929	$2,185,449

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.25	$19.15	$26.07	$25.14	$34.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.04	0.08	0.09	0.06	0.09
Net realized and unrealized gain (loss) on investments	(0.31)	1.24	1.67	2.70	(4.10)
Total from investment operations	(0.27)	1.32	1.76	2.76	(4.01)

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.76)	(1.49)	(0.29)	(0.15)
From net realized gain	(1.23)	(3.46)	(7.19)	(1.54)	(5.60)
Total distributions	(1.30)	(4.22)	(8.68)	(1.83)	(5.75)
Net asset value, end of year	$14.68	$16.25	$19.15	$26.07	$25.14
Total return	(2.88)%	9.86%	5.94%	11.33%	(11.35)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$110.8	$128.5	$161.8	$244.3	$717.4
Portfolio turnover rate	35%	43%	47%	50%	20%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.19%	1.17%	1.14%	1.11%	1.02%
After fees/expenses waived or recouped	0.95%	0.95%	1.12%[3]	1.11%	1.02%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.02)%	0.21%	0.36%	0.25%	0.31%
After fees/expenses waived or recouped	0.22%	0.43%	0.38%[3]	0.25%	0.31%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.05	$11.27	$11.26	$10.57	$11.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.47	0.50	0.51	0.57	0.60
Net realized and unrealized gain (loss) on investments	(1.06)	(0.21)	0.00 [2]	0.69	(0.87)
Total from investment operations	(0.59)	0.29	0.51	1.26	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.49)	(0.51)	(0.50)	(0.57)	(0.62)
Total distributions	(0.49)	(0.51)	(0.50)	(0.57)	(0.62)
Net asset value, end of year	$9.97	$11.05	$11.27	$11.26	$10.57
Total return	(5.63)%	2.67%	4.64%	12.18%	(2.39)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$3,995.6	$5,541.4	$6,058.0	$5,414.0	$4,766.9
Portfolio turnover rate	40%	46%	53%	37%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.86%	0.84%	0.84%	0.84%	0.82%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss) to average net assets	4.32%	4.52%	4.49%	5.17%	5.42%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.30	$14.87	$14.77	$13.32	$15.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.23	0.28	0.39	0.43	0.37
Net realized and unrealized gain (loss) on investments	(0.96)	0.44	0.49	1.53	(1.82)
Total from investment operations	(0.73)	0.72	0.88	1.96	(1.45)

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.37)	(0.50)	(0.51)	(0.39)
From net realized gain	(0.37)	(0.92)	(0.28)	—	(0.18)
Total distributions	(0.55)	(1.29)	(0.78)	(0.51)	(0.57)
Net asset value, end of year	$13.02	$14.30	$14.87	$14.77	$13.32
Total return	(5.67)%	5.69%	5.86%	14.91%	(9.40)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$110.0	$131.7	$178.9	$196.4	$276.5
Portfolio turnover rate	51%	47%	55%	53%	44%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.20%	1.19%	1.15%	1.15%	1.13%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Ratio of net investment income (loss) to average net assets	1.57%	1.91%	2.56%	3.06%	2.56%

[1]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each year/period

				Period from
				November 30, 2016
	Year Ended March 31,			through
	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of year/period	$12.06	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.10)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.70)	1.25	3.26	0.67
Total from investment operations	(0.80)	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net realized gain	(0.78)	(0.81)	(2.03)	—
Total distributions	(0.78)	(0.81)	(2.03)	—
Net asset value, end of year/period	$10.48	$12.06	$11.73	$10.62
Total return	(7.60)%	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$90.2	$97.0	$63.4	$43.8
Portfolio turnover rate	213%	215%	208%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.24%	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.13%[6]	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.88)%	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.77)%[6]	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[6]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each year/period

				Period from
				December 30, 2016
	Year Ended March 31,			through
	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of year/period	$10.14	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	0.26	0.33	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.01	0.23	(0.26)	0.22
Total from investment operations	0.27	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.34)	(0.35)	(0.03)
From net realized gain	(0.05)	(0.01)	(0.04)	—
Total distributions	(0.33)	(0.35)	(0.39)	(0.03)
Net asset value, end of year/period	$10.08	$10.14	$9.93	$10.23
Total return	2.74%	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$158.3	$106.6	$102.2	$46.8
Portfolio turnover rate	214%	163%	138%	27%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.66%	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.66%	0.67%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	2.51%	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	2.51%	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2020

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of March 31, 2020:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$103,589,205	$—	$—	$103,589,205
Corporate Bonds [1]	—	1,995,843	—	1,995,843
Short-Term Investments	5,283,665	—	—	5,283,665
Total Assets:	$108,872,870	$1,995,843	$—	$110,868,713

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$—	$—	$93,547,212	$93,547,212
Convertible Preferred Stocks [1]	17,858,100	42,510,494	—	60,368,594
Corporate Bonds [1,2]	—	3,052,812,922	135,158,322	3,187,971,244
Convertible Bonds [1]	—	356,280,135	—	356,280,135
Private Mortgage-
Backed Obligations [1,2]	—	—	14,488,745	14,488,745
Short-Term Investments [1]	206,098,099	—	—	206,098,099
Total Assets:	$223,956,199	$3,451,603,551	$243,194,279	$3,918,754,029

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage-
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2019	$104,479,499	$198,080,230	$22,450,459	$325,010,188
Acquisitions	—	467,462	—	467,462
Dispositions	—	(65,664,000)	—	(65,664,000)
Accrued discounts/premiums	—	41,209	—	41,209
Realized gain (loss)	—	12,070	—	12,070
Change in unrealized
appreciation/depreciation	(10,932,287)	(11,740,449)	(7,961,714)	(30,634,450)
Transfer in and/or out of Level 3	—	13,961,800	—	13,961,800
Balance as of March 31, 2020	$93,547,212	$135,158,322	$14,488,745	$243,194,279

Change in unrealized
appreciation/depreciation for Level 3
investments held at March 31, 2020	$(10,932,287)	$(11,358,909)	$(7,961,714)	$(30,252,910)

	Fair Value at
Type of Security	3/31/20	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Analysis [1]	Discount Rate,
			EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$33.00
	$93,547,212	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds		Issue Price	Market Data	$100.00
		Broker Quotes	Market Data	$89.00
	$135,158,322	Comparable Securities	Adjustment to yield	150 bps
Private Mortgage-
Backed Obligations	$14,488,745	Discounted Cash Flow	Adjustment to yield	344 bps

[1]	Valuation technique revised from Issue Price as market conditions changed.

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Board, which has established a Valuation Committee to oversee valuation techniques. The Board ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$66,882,438	$—	$803,897	$67,686,335
Convertible Preferred Stocks [1]	457,900	867,561	—	1,325,461
Corporate Bonds [1,2]	—	27,024,611	1,862,498	28,887,109
Convertible Bonds [1]	—	4,962,272	—	4,962,272
Private Mortgage-
Backed Obligations [1,2]	—	—	426,550	426,550
Short-Term Investments	5,862,052	—	—	5,862,052
Total Assets:	$73,202,390	$32,854,444	$3,092,945	$109,149,779

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage-
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2019	$893,069	$4,488,884	$660,944	$6,042,897
Acquisitions	—	7,923	—	7,923
Dispositions	—	(801,000)	—	(801,000)
Accrued discounts/premiums	—	716	—	716
Realized gain (loss)	—	255	—	255
Change in unrealized
appreciation/depreciation	(89,172)	(270,480)	(234,394)	(594,046)
Transfer in and/or out of Level 3	—	(1,563,800)	—	(1,563,800)
Balance as of March 31, 2020	$803,897	$1,862,498	$426,550	$3,092,945

Change in unrealized
appreciation/depreciation for Level 3
investments held at March 31, 2020	$(89,172)	$(248,083)	$(234,394)	$(571,649)

	Fair Value at
Type of Security	3/31/20	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks		Market Analysis [1]	Discount Rate,
			EBITDA Multiple	3.0%/5.5x
		Broker Quotes	Market Data	$33.00
	$803,897	Estimated Proceeds	Market Data	$0.0007514
Corporate Bonds		Issue Price	Market Data	$100.00
		Broker Quotes	Market Data	$89.00
	$1,862,498	Comparable Securities	Adjustment to yield	150 bps
Private Mortgage-
Backed Obligations	$426,550	Discounted Cash Flow	Adjustment to yield	344 bps

[1] Valuation technique revised from Issue Price as market conditions changed.

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$81,247,939	$—	$—	$81,247,939
Short-Term Investments	7,451,100	—	—	7,451,100
Total Assets:	$88,699,039	$—	$—	$88,699,039

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$51,459,637	$—	$51,459,637
Asset Backed Securities	—	11,559,951	—	11,559,951
Commercial Mortgage-
Backed Securities	—	2,188,360	—	2,188,360
Mortgage-Backed Securities	—	74,946,112	—	74,946,112
United States Government Securities [2]	—	2,493,359	—	2,493,359
Short-Term Investments	11,194,658	2,246,740	—	13,441,398
Total Assets:	$11,194,658	$144,894,159	$—	$156,088,817
Other Financial Instruments [3]:
Interest Rate Contracts-Futures	$2,813	$—	$—	$2,813

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the net unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the year ended March 31, 2020, was $34,999,891. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of March 31, 2020:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2020		March 31, 2020
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation		Variation
Contracts – Futures	margin receivable	$178,200	margin payable	$175,509

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2020:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts – Futures	Gain (Loss) on Investments	$(3,843,314)	$432,735

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the year ended March 31, 2020.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the year ended March 31, 2020. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the year ended March 31, 2020.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.

Statements of Assets and Liabilities

Fair values of TBA Commitments as of March 31, 2020:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2020		March 31, 2020
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA Commitments	Receivable for		Payable for investment
	investment securities sold	$24,915,938	securities purchased	$34,688,984

Statements of Operations

The effect of TBA Commitments on the Statements of Operations for the year ended March 31, 2020:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain (Loss)	Appreciation/Depreciation
	on Derivatives	on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA Commitments	Realized and Unrealized Gain
	(Loss) on Investments	$ —	$267

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

As of the fiscal year end March 31, 2020, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	409,413	—
Osterweis Emerging Opportunity Fund	239,535	1,802,598
Osterweis Total Return Fund	—	2,158,726

As of the fiscal year end March 31, 2020, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(38,498,579)	(488,754,279)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of March 31, 2020, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of March 31, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) determines that the value of illiquid investments held by the Funds exceeds 15% of each Funds’ net asset value, the Advisers will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

L
Offsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2020:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures [1]	$178,200	$178,200	$2,691	$—	$—	$2,691
TBA Commitments [2]	24,915,938	24,915,938	—	—	—	—

Liabilities
Interest Rate
Contracts – Futures [1]	175,509	175,509	—	—	—	—
TBA Commitments [2]	34,688,984	34,688,984	9,773,046	—	—	9,773,046

[1] Counterparty is Credit Suisse
[2] Counterparty is Goldman Sachs & Co.

M.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

N.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2020, the following adjustments were made:

	Distributable (Accumulated)
	Earnings (Losses)	Paid-In Capital
Osterweis Fund	$(2,624,096)	$2,624,096
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	(1,034,328)	1,034,328
Osterweis Emerging Opportunity Fund	481,391	(481,391)
Osterweis Total Return Fund	—	—

The permanent differences primarily relate to equalization or disposition of certain partnership investments.

O.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the year ended March 31, 2020.

P.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

The Board approved a change to the Osterweis Fund’s fundamental investment restriction regarding concentration subject to shareholder approval on June 17, 2020.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the year ended March 31, 2020 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Prior to June 30, 2019 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.25% of average net assets. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the year ended March 31, 2020, the Adviser waived $312,022 in fees in the Osterweis Fund and $122,596 in fees in the Osterweis Emerging Opportunity Fund. The Adviser recouped $1,067 in fees in the Osterweis Total Return Fund. As of March 31, 2020, the remaining cumulative amount the Adviser may be reimbursed is $669,710 for Osterweis Fund and $122,596 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2021	March 31, 2022	March 31, 2023	Total
Osterweis Fund	$50,265	$307,423	$312,022	$669,710
Osterweis Emerging Opportunity Fund	$—	$—	$122,596	$122,596

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Funds’ distributor.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the year ended March 31, 2020, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the year ended March 31, 2020, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Osterweis Fund	$43,235,168	$57,624,432
Osterweis Strategic Income Fund	1,679,599,550	2,088,361,438
Osterweis Strategic Investment Fund	63,531,679	78,835,352
Osterweis Emerging Opportunity Fund	197,247,956	191,238,874
Osterweis Total Return Fund	305,114,707	265,363,871

For the year ended March 31, 2020, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales/Maturities
Osterweis Total Return Fund	$47,077,650	$63,800,866

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the year ended March 31, 2020.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2020, and the year ended March 31, 2019, was as follows:

	Ordinary Income
	March 31, 2020	March 31, 2019
Osterweis Fund	$932,763	$5,122,259
Osterweis Strategic Income Fund	231,265,711	268,860,956
Osterweis Strategic Investment Fund	1,693,879	3,521,324
Osterweis Emerging Opportunity Fund	—	2,621,471
Osterweis Total Return Fund	4,527,891	3,455,188

	Long-Term Capital Gains [1]
	March 31, 2020	March 31, 2019
Osterweis Fund	$8,260,892	$22,513,330
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	3,054,881	8,834,149
Osterweis Emerging Opportunity Fund	6,684,032	3,640,833
Osterweis Total Return Fund	—	133,557

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Osterweis Funds | Notes to Financial Statements at March 31, 2020 (Continued)

The cost basis of investments for federal income tax purposes at fiscal year end, March 31, 2020, was as follows:

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$86,529,187	$4,319,677,323	$98,537,770	$90,470,409	$156,675,872
Gross tax unrealized appreciation	28,759,063	14,830,697	18,101,292	7,737,928	4,230,023
Gross tax unrealized depreciation	(4,419,537)	(415,753,991)	(7,489,283)	(9,509,298)	(4,817,078)
Net tax unrealized appreciation/depreciation	24,339,526	(400,923,294)	10,612,009	(1,771,370)	(587,055)
Undistributed ordinary income	732,390	10,104,128	—	—	—
Undistributed long-term capital gain	3,519,904	—	455,543	—	—
Total distributable earnings	4,252,294	10,104,128	455,543	—	—
Other accumulated gain/(loss)	—	(527,252,858)	(409,413)	(2,042,133)	(2,158,726)
Total distributable (accumulated)
earnings (losses)	$28,591,820	$(918,072,024)	$10,658,139	$(3,813,503)	$(2,745,781)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the year ended March 31, 2020, are as follows:

Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total Return
	Osterweis Fund	Income Fund	Investment Fund	Fund	Fund
Maximum available credit	$20,000,000	$300,000,000	$20,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	—	—	—	—	—
Average balance when in use	—	—	—	—	—
Credit facility outstanding as
of March 31, 2020	—	—	—	—	—
Average interest rate when in use	—	—	—	—	—

Interest expenses for the year ended March 31, 2020, are disclosed in the Statements of Operations, as applicable.

Note 7 – (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Osterweis Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended (with respect to Osterweis Emerging Opportunity Fund, the financial highlights for each of the three years in the period then ended and for the period November 30, 2016 to March 31, 2017, and with respect to Osterweis Total Return Fund, the financial highlights for each of the three years in the period then ended and for the period December 30, 2016 to March 31, 2017), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 1, 2020

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2020

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2019 – March 31, 2020).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2019	March 31, 2020	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$897.70	$4.51
Hypothetical (5% annual return before expenses)	1,000.00	1,020.25	4.80

Strategic Income Fund
Actual	1,000.00	933.00	4.20
Hypothetical (5% annual return before expenses)	1,000.00	1,020.65	4.39

Strategic Investment Fund
Actual	1,000.00	897.50	5.69
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.06

Emerging Opportunity Fund
Actual	1,000.00	912.60	5.26
Hypothetical (5% annual return before expenses)	1,000.00	1,019.50	5.55

Total Return Fund
Actual	1,000.00	1,002.80	3.35
Hypothetical (5% annual return before expenses)	1,000.00	1,021.65	3.39

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.87%, 1.20%, 1.10% and 0.67% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office*		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Former owner of a registered investment	5	Independent
(born 1955)		Term; Since	adviser, Productive Capital Management, Inc.;		Director, Muzinich
c/o U.S. Bank Global		November	formerly, Chief Administrative Officer, Senior		BDC, Inc. (August
Fund Services		2018.	Vice President and Senior Managing Director		2019 to present);
2020 E. Financial Way			of Allegiant Asset Management Company		Independent
Suite 100			(merged with PNC Capital Advisors, LLC in 2009);		Trustee for the
Glendora, CA 91741			formerly, Chief Administrative Officer, Chief		William Blair
			Compliance Officer and Senior Vice President of		Funds (2013
			PNC Funds and PNC Advantage Funds (f/k/a		to present)
			Allegiant Funds) (registered investment companies).		(21 series);
Independent
Trustee for the
AmericaFirst
Quantitative Funds
(2012 to 2016).
Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	5	Trustee, The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation.
c/o U.S. Bank Global		May 1991.	Vice President), and Managing Director, Rockefeller
Fund Services			& Co. (Investment Manager and Financial Advisor);
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services LLC (2018	5	Independent
(born 1973)		Term; Since	to present); formerly, Chief Operating Officer,		Director, Muzinich
c/o U.S. Bank Global		September	Direxion Funds (2013 to 2018); formerly, Senior Vice		BDC, Inc. (August
Fund Services		2011.	President and Chief Financial Officer (and other		2019 to present);
2020 E. Financial Way	Chairperson	Indefinite	positions), U.S. Bancorp Fund Services, LLC.		Interested Trustee
Suite 100		Term; Since			and Chairperson,
Glendora, CA 91741		August 2019.			Tidal ETF Trust
(2018 – Present)
(8 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion Insurance
Trust (2013
to 2018).

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office*		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Carl A. Froebel	Trustee	Indefinite	Formerly, President and Founder, National Investor	5	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bank Global		May 1991.	software).
Fund Services
2020 E. Financial Way
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	5	Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc. (August
Fund Services					2019 to present);
2020 E. Financial Way					Independent
Suite 100					Trustee, AMG
Glendora, CA 91741					Funds (49 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1968)		Term; Since	Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2013.
Fund Services	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741
Carl G. Gee, J.D.	Assistant	Indefinite	Assistant Vice President, U.S. Bank	Not	Not
(born 1990)	Secretary	Term; Since	Global Fund Services since August 2016;	Applicable.	Applicable.
c/o U.S. Bank Global		March 2020.	Summer Associate, Husch Blackwell LLP
Fund Services			(2015); Law Clerk, Brady Corporation
615 East Michigan St.			(global printing systems, labels and
Milwaukee, WI 53202			safety products company) (2014-2015).
Aaron J. Perkovich	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1973)	President	Term; Since	LLC, since June 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		March 2017.
Fund Services	Treasurer	Indefinite
615 East Michigan St.		Term; Since
Milwaukee, WI 53202		August 2016.
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1983)	Treasurer	Term; Since	Services, LLC since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202

Osterweis Funds | Trustees and Executive Officers (Unaudited) (Continued)

		Term of		Number of
		Office*		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Craig Benton	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1985)	Treasurer	Term; Since	Services, LLC since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Cory Akers	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund	Not	Not
(born 1978)	Treasurer	Term; Since	Services, LLC since October 2006.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2017.
Fund Services
615 East Michigan St.
Milwaukee, WI 53202
Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	July 2011.	since August 2004.
Fund Services	Anti-	Indefinite
615 East Michigan St.	Money	Term; Since
Milwaukee, WI 53202	Laundering	July 2011.
Officer
	Vice	Indefinite
	President	Term; Since
July 2011.
(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

*
Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78 (or, in the case of a Trustee who was over the age of 78 at the time the retirement policy was adopted in 2019, December 31, 2021).

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	91.28%
Osterweis Strategic Income Fund	1.63%
Osterweis Strategic Investment Fund	72.76%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2020, was as follows:

Osterweis Fund	74.20%
Osterweis Strategic Income Fund	1.63%
Osterweis Strategic Investment Fund	53.16%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended March 31, 2020, was as follows (unaudited).

Osterweis Fund	46.65%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	8.74%
Osterweis Emerging Opportunity Fund	0.00%
Osterweis Total Return Fund	17.86%

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov

Information About the Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT (filings prior to March 31, 2019 were on Form N-Q). The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free (866) 236-0050.

Additional Information

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPANN – 0320

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$24,400	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$21,900	$21,900
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Emerging Opportunity Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Osterweis Total Return Fund

	FYE 3/31/2020	FYE 3/31/2019
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Emerging Opportunity Fund

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Total Return Fund

Non-Audit Related Fees	FYE 3/31/2020	FYE 3/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    June 8, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    June 8, 2020

* Print the name and title of each signing officer under his or her signature.